                                                ANNUAL REORT | December 31, 2002


                                                                      The Strong

                                                                           Value

                                                                           Funds

                              [PHOTO APPEARS HERE]


                   Strong All Cap Value Fund

                    Strong Dow 30 Value Fund

             Strong Mid Cap Disciplined Fund

                 Strong Multi Cap Value Fund

             Strong Small Company Value Fund

                 Strong Strategic Value Fund

                 Strong Dividend Income Fund


                                                                   [STRONG LOGO]

                                               ANNUAL REPORT | December 31, 2002


                                                                      The Strong

                                                                           Value

                                                                           Funds

Table of Contents

Investment Reviews

          Strong All Cap Value Fund................................. 2
          Strong Dow 30 Value Fund.................................. 4
          Strong Mid Cap Disciplined Fund........................... 6
          Strong Multi Cap Value Fund............................... 8
          Strong Small Company Value Fund...........................10
          Strong Strategic Value Fund...............................12
          Strong Dividend Income Fund...............................14

Financial Information

          Schedules of Investments in Securities
            Strong All Cap Value Fund...............................16
            Strong Dow 30 Value Fund................................18
            Strong Mid Cap Disciplined Fund.........................19
            Strong Multi Cap Value Fund.............................20
            Strong Small Company Value Fund.........................24
            Strong Strategic Value Fund.............................25
            Strong Dividend Income Fund.............................27
          Statements of Assets and Liabilities......................30
          Statements of Operations..................................33
          Statements of Changes in Net Assets.......................36
          Notes to Financial Statements.............................38

Financial Highlights................................................47

Report of Independent Accountants...................................51

Directors and Officers..............................................52

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to December 31, 2002

On December 5, 1996, Federal Reserve Chairman Alan Greenspan publicly voiced concern about what he called the "irrational exuberance" of the stock market. In his opinion, the valuations of far too many common stocks were unjustified. Meanwhile, as the S&P 500 Index appreciated an average of 27.6% per year for the next three years, seasoned investors like Warren Buffet and Julian Robertson found it increasingly difficult to cope with the euphoria of the markets near the end of the bubble. Neither of these seasoned investors wanted to invest in that dangerous environment.

They were wise. March of 2003 will mark the third anniversary of one of the most protracted periods of stock market contraction. As of December 31, 2002, the S&P 500 Index was down 42.4% from its high watermark in 2000, while the Nasdaq had plummeted 73.5%.

The creation of stock market wealth and economic growth are inextricably linked. By definition, the economic value of the market is determined by total U.S. economic production and corporate profitability. During the 20th century, our economy grew at an average rate of 3% real per year. From 2000-2002, the comparable growth rates were 3.8%, 0.3%, and 2.4%, respectively. Strong Financial's economic outlook anticipates 3% real economic growth in 2003, with minimal inflation.

Though it might not seem so nowadays -- particularly after experiencing the euphoria (and returns) of the 1990s -- historically, we live in quite normal times. That is not meant to downplay the many problems that demand solutions today, but simply to place the moment in proper historical perspective.

During the past 100 years, there has only been one time in which the American stock market dropped four years in succession. That occurred during the dark days of the Great Depression (1929-32). Could we once again experience four consecutive years of down markets? It's possible, but history suggests otherwise.

The U.S. economy and stock market are the envy of the world -- and rightly so. Since 1927, the stock market has delivered an average annual return of 10.2%. Unfortunately, stock market bottoms are not obvious, nor are they announced with great fanfare. More often than not, when a market bounces violently off the bottom, few market timers are there to capitalize.

Despite the wall of worries surrounding us these days, at Strong we believe there is a world of opportunity available in the stock market. And while the market may very well trade in a relatively narrow range for the next several years, it's in such "trading range" markets that proven stock-pickers ply their trade and outperform the indexes.

We stand by our belief that if you have an investment horizon of at least five years, you should be served well by owning a well-crafted common stock portfolio.

                                                                 /s/ Dick

Performance is historical and does not represent future results.

Strong All Cap Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong All Cap Value Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+
                            From 3-28-02 to 12-31-02

                              [CHART APPEARS HERE]

          The Strong                   Lipper Mid-
            All Cap      S&P 500(R)     Cap Value
          Value Fund       Index*      Funds Index*
Mar 02      $10,000       $10,000        $10,000
Apr 02      $ 9,810       $ 9,394        $ 9,973
May 02      $ 9,660       $ 9,325        $ 9,827
Jun 02      $ 8,930       $ 8,661        $ 9,131
Jul 02      $ 7,640       $ 7,986        $ 8,236
Aug 02      $ 7,830       $ 8,038        $ 8,259
Sep 02      $ 7,020       $ 7,166        $ 7,537
Oct 02      $ 7,160       $ 7,796        $ 7,793
Nov 02      $ 7,680       $ 8,254        $ 8,421
Dec 02      $ 7,580       $ 7,769        $ 8,034

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500(R) Index ("S&P 500") and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Total Return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Although on a relative basis, our performance came in just modestly below that of the S&P 500, on an absolute basis, the Fund's results were disappointing. With the market rallying for the first five months of the year, we quickly invested our initial capital during April, our first full month. Unfortunately, the market contracted sharply in May through October. Investing in this volatile environment was challenging, and it was difficult to give the Fund the level of diversification we typically seek.

A challenging first year

In the first five months of the year, the equity markets were driven by a rebound in U.S. corporate profits that continued from the end of December 2001. Corporate profitability was fueled by low interest rates, low energy prices, declining unit labor costs, and restocking of inventories. Profit growth was also aided by a number of temporary factors such as tax rebates, tax refunds, and a warm winter. Nationwide, new home sales steadily increased through the first quarter, and new car sales surged the last half of the quarter, indicating that U.S. consumer spending was holding up.

The second half of the year was punctuated by concerns regarding a possible war with Iraq and disappointing news on the economy. The third quarter was especially bad, with the market producing its worst quarterly performance since 1987. The market appeared to reach bottom in October, then rallied until December. At that point, additional concerns about Iraq and problems in Venezuela caused oil prices to spike above the $30 per barrel level, and led the market into a decline.

Although nearly all major stock indicies posted negative double-digit returns for the year, value stocks continued a third straight year of outperforming growth stocks.

Contributors to our performance this year

Precious-metals stocks were the best-performing area for the Fund during the year as gold prices rose 25% in 2002. Among our stronger holdings in this area were Harmony Gold Mining Company, Ltd., Goldcorp, Apex Silver Mines, Ltd., and Newmont Mining Corporation. In addition, careful stock selection in a number of sectors, including online retail, energy, mining, agricultural products, and financials, benefited performance.

Energy service companies, however, performed poorly and had a negative impact on returns. These companies suffered from weak demand, poor execution of business plans, inclement weather, and project delays. We were also adversely affected by specific negative news in such areas as pharmaceuticals and energy. Another area that hurt performance was our investment in technology-related companies that we expected would be assisted by an improving economy -- and that were instead hurt by the faltering recovery.

Looking ahead

After three consecutive years of decline for the equity markets, it appears that we may be entering a period in which both optimism and caution may be called for. On the positive side, the Federal Reserve remains willing to keep interest rates low, housing prices remain strong, many homeowners are starting to see the benefits of higher disposable income after refinancing, and the Bush Administration now enjoys a Republican majority Senate and has a plan to stimulate the economy. On the other hand, negative factors include concerns about war, terrorism, and rising energy prices, which could short-circuit an economic recovery scenario.

On balance, we believe the market is poised for a cyclical upturn. We remain committed to our value style of investing and believe that it can continue to outperform.

We appreciate your investment in the Strong All Cap Value Fund.


I. Charles Rinaldi
Portfolio Manager

Total Return/1/

As of 12-31-02
-----------------------------------------
     Since Fund Inception         -24.20%
     (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Dow 30 Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Dow 30 Value Fund seeks capital growth. The Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average(SM) (DJIA)./1/ The Fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies. In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The Fund will invest up to 20% of its net assets in cash and short-term, investment-grade, fixed-income securities. Generally, the Fund will not have a position in any company greater than 10% of the Fund's net assets. The manager may sell a holding from the actively managed portion of the portfolio when it no longer fits the selection criteria.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-97 to 12-31-02

                              [CHART APPEARS HERE]

              The Strong Dow    Dow Jones Industrial       Lipper Large-Cap
              30 Value Fund     Average(SM) (DJIA)*       Value Funds Index*
Dec 97            $10,000            $10,000                    $10,000
Jun 98            $11,273            $11,411                    $11,276
Dec 98            $11,611            $11,813                    $11,824
Jun 99            $13,978            $14,227                    $13,152
Dec 99            $14,499            $15,023                    $13,099
Jun 00            $13,612            $13,729                    $12,838
Dec 00            $13,811            $14,290                    $13,355
Jun 01            $13,422            $14,022                    $12,867
Dec 01            $12,804            $13,510                    $12,209
Jun 02            $11,908            $12,577                    $11,098
Dec 02            $10,747            $11,486                    $ 9,807

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial Average(SM) (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year, the Fund slightly underperformed its broad-based benchmark, the Dow Jones Industrial Average. It was a difficult year for large-cap stocks, with virtually all areas of the equity market posting negative returns in 2002.

Equity markets present challenges

Early in the first half of the year, there were some signs that the economy, and the equity markets, would recover. In the end, negative investor sentiment, fueled by revelations of improper accounting and other corporate misdeeds, carried more weight than positive economic developments. Among these developments were improving employment, income, consumer spending, and production figures. Nonetheless, the loss of investor confidence in corporate America took a heavy toll on the equity markets, worsened by lingering fears of terrorism and concerns about tensions in the Middle East.

In the third quarter of the year, the equity markets endured a significant downturn. The decline was broad-based, with few stocks holding their value. The weakest-performing sectors during this period were technology and telecommunication. These areas of the market felt the greatest impact of corporate capital spending stubbornly remaining at very low levels.

The fourth quarter saw a rally that focused almost entirely on technology, to the exclusion of other sectors. As investors sold off higher-quality stocks to invest in technology, valuations in most other areas of the market suffered. This rally seemed to us to be somewhat premature; evidence of an improvement in capital spending remains sparse.

Portfolio positioned for economic recovery

Over the year, we made only modest changes in the portfolio of the Fund, which invests exclusively in the 30 stocks that make up the Dow Jones Industrial Average. We began to anticipate an economic recovery in the fall of 2001, and at that time we positioned the Fund to emphasize those sectors that we believed would likely benefit most from such a recovery. These include holdings in aerospace, technology, and paper. We believe these investments offer the potential for meaningful capital appreciation over time.

In determining which stocks to overweight in the portfolio, we generally emphasize valuations. Our approach is to attempt to select those stocks that we believe have stronger longer-term fundamentals than other Dow stocks, and that appear to be undervalued given those qualities.

Potential for improvement in 2003

Although the economic recovery has been slower than many anticipated, we are reasonably optimistic in our outlook for the economy in 2003. We believe the consumer is still an important area of focus. While there have been some concerns about the possibility of rising unemployment, at this point it appears that on the whole, consumer spending is likely to continue on a solid pace. Individuals are still enjoying the benefits of home-mortgage refinancing, which in many households has freed up a considerable amount of money for discretionary purchases. Another sector that could see improvement is defense-related stocks; while the possibility of war is contributing to overall negative investor sentiment, this group of stocks can directly benefit from higher levels of military spending.

We are also starting to see some signs of life in corporate capital spending, though we are not putting excessive emphasis on companies dependent on those expenditures, such as those in the technology and telecommunication sectors. The portfolio is positioned to benefit from improvements in the economy, so if the economy shows signs of weakening, short-term performance could suffer. Given the power of investor sentiment to move the markets, just the fear of a double-dip recession -- even if no slowdown actually takes place -- can be sufficient to affect performance.

On the whole, though, we anticipate that the market will be in better balance in 2003. It also seems reasonable to expect that many of the issues that weighed on the market in 2002 -- particularly the potential for war with Iraq -- will be resolved, at least partially, in coming months.

We appreciate your continued investment in the Strong Dow 30 Value Fund.

Karen E. McGrath
Portfolio Manager

Average Annual Total Returns
As of 12-31-02
-----------------------------------------------
   1-year                               -16.07%

   3-year                                -9.50%

   5-year                                 1.45%

   Since Fund Inception                   1.45%
   (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ Dow Jones(SM), Dow Jones Industrial Average(SM), Dow 30(SM), The Dow(SM), and DJIA(SM) are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

     The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The DJIA is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Mid Cap Disciplined Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Mid Cap Disciplined Fund seeks capital growth. It invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the Fund's manager believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. Visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that is not currently reflected in the companies' stock prices. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The manager may sell a stock when changes in its price or growth potential no longer make it an attractive investment. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-98 to 12-31-02

                              [CHART APPEARS HERE]

             The Strong
               Mid Cap       Russell      Lipper Mid-
             Disciplined    Midcap(R)      Cap Value
                Fund          Index*      Funds Index*
Dec  98       $10,000         $10,000       $10,000
Mar  99       $11,740         $ 9,953       $ 9,603
Jun  99       $12,880         $11,034       $10,836
Sept 99       $11,420         $10,085       $10,041
Dec  99       $13,520         $11,823       $11,194
Mar  00       $15,580         $13,016       $11,654
Jun  00       $14,920         $12,428       $11,413
Sept 00       $15,200         $13,275       $12,124
Dec  00       $16,603         $12,799       $12,379
Mar  01       $14,878         $11,455       $11,901
Jun  01       $17,245         $12,548       $13,142
Sept 01       $15,060         $10,306       $11,528
Dec  01       $18,663         $12,079       $13,213
Mar  02       $20,099         $12,592       $14,036
Jun  02       $18,213         $11,389       $12,817
Sept 02       $15,128         $ 9,381       $10,579
Dec  02       $16,465         $10,124       $11,276

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During 2002, mid-cap stocks performed better than both their larger and smaller brethren, and value stocks performed substantially better than growth stocks. However, all categories delivered negative returns. Thanks in large part to our valuation discipline, we were able to outperform our broad-based index, the Russell Midcap(R) Index, in 2002. In addition, a relatively strong second half of the year helped us to outperform our peer index, the Lipper Mid-Cap Value Funds Index, for the year.

Multiple challenges facing the stock market

The S&P 500 continued its downward trend in 2002, posting a loss for the third consecutive year. This is the first time the S&P has declined for three years in a row since 1939-41. The markets began the year with modest strength buoyed by optimism that the economy had strengthened after the tragic terrorist attacks on America. However, it quickly became apparent that the economic recovery would not be as robust as many had predicted.

The year was also marked by corporate scandal. As allegations of fraud were repeatedly leveled at many high-profile companies, several large companies burdened by excessive debt levels were forced into bankruptcy. With negative stories taking the headlines, many Americans began to lose faith in corporate America -- and equity investing. We believe it's essential to remember, however, that despite the deplorable actions of a few executives, the vast majority of corporate America is honest.

Stock selections drove outperformance

Over the year, the Fund's performance benefited most strongly from our selection of strong stocks in the industrial sector. Other sectors where stock selections made a positive contribution to performance included materials, financials, energy, and consumer discretionary. Also, avoiding problem stocks in the utility sector helped us to outperform our broad-based index. Areas in which our stocks hurt performance included technology, telecommunication, and consumer staples.

The Fund benefited from being underweighted in technology stocks until the fourth quarter, when we increased our exposure to the sector. While our bottom-up approach led to several sector shifts throughout the year, the net effect over the year was a modest reduction in utilities and financials, and a modest increase in technology and industrials. Despite appearing cheap with respect to their price/earnings ratios, utilities continue to suffer from overcapacity problems and generally weak balance sheets; financial stocks have gone from outperforming the general market to underperforming, due to credit-related concerns.

In selecting stocks for the Fund, we continue to seek out companies with solid assets, manageable debt levels, and credible management teams -- and try to buy these companies at attractive prices by identifying them when they are temporarily out of favor in the market.

Looking at the year ahead

Among the greatest factors driving a stock's price are changes in expectations regarding both the company's future earnings and the stock's valuation levels. In 2003, we believe these expectations will be most influenced by our country's ability to contend with the risks in the Middle East. Should the U.S. successfully disarm Iraq and effect a regime change (peacefully or not), investor confidence and expectations are likely to increase -- along with stock prices. If, however, we are less successful on the geopolitical front, the stock market is more likely to continue to languish in 2003.

In any case, we recognize that volatile markets can present investors with opportunities to buy good companies at attractive prices. Our aim is to continue to work to capitalize on such opportunities as they emerge.

Thank you for your investment in the Strong Mid Cap Disciplined Fund.

Robert J. Costomiris
Portfolio Manager

Average Annual Total Returns
As of 12-31-02
-----------------------------------
     1-year                  -11.78%

     3-year                    6.79%

     Since Fund Inception     13.28%
     (12-31-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

* The Russell Midcap(R) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Multi Cap Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Multi Cap Value Fund seeks long-term capital growth, and current income is a secondary objective. The Fund invests, under normal conditions, at least 80% of its net assets in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return. The Fund writes put and call options. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                    Growth of an Assumed $10,000 Investment+
                            From 10-22-85 to 12-31-02

                              [CHART APPEARS HERE]

             The Strong Multi          S&P 500(R)             Lipper Multi-Cap
             Cap Value Fund              Index*              Value Funds Index*
Oct 85           $10,000                $ 10,000                  $10,000
Dec 85           $10,365                $ 11,353                  $10,971
Dec 86           $11,408                $ 13,473                  $12,691
Dec 87           $11,362                $ 14,180                  $13,459
Dec 88           $13,406                $ 16,529                  $15,897
Dec 89           $17,435                $ 21,757                  $19,271
Dec 90           $15,679                $ 21,080                  $17,971
Dec 91           $22,095                $ 27,489                  $22,808
Dec 92           $26,220                $ 29,580                  $25,377
Dec 93           $32,507                $ 32,555                  $28,861
Dec 94           $31,117                $ 32,983                  $28,893
Dec 95           $41,743                $ 45,363                  $37,853
Dec 96           $51,413                $ 55,772                  $45,798
Dec 97           $66,480                $ 74,372                  $58,122
Dec 98           $62,074                $ 95,624                  $61,915
Dec 99           $51,910                $115,744                  $65,592
Dec 00           $53,772                $105,216                  $71,912
Dec 01           $55,661                $ 92,721                  $72,844
Dec 02           $42,465                $ 72,236                  $60,019

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500(R) Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal values vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In a challenging environment, the Fund slightly underperformed its primary benchmark, the S&P 500 Index, which posted a double-digit loss for the year. Value stocks, particularly in the small-cap range, continued to outperform growth-oriented equities.

Looking back at a choppy year

The rebound in U.S. corporate profits that began in December 2001 continued in the first quarter of 2002, fueled by low interest rates, low energy prices, declining unit labor costs, and restocking of inventories. Other temporary factors supporting corporate profit growth were tax rebates, tax refunds, the surge in home-mortgage refinancing, and a warm winter.

The economic recovery began to stall during the year's second quarter, however, as the benefits from temporary lifts to consumer spending started to fade. Since then, economic growth has been fitful. It has remained centered on the consumer, as business spending has languished at near-record lows.

After their brief rally in the first quarter, stocks fell sharply in the second and third quarters, despite the gradual improvement in corporate earnings.

Financial scandals, concerns about further terrorist activity, and the potential for war with Iraq have all taken a toll on investor sentiment -- and stock valuations. After rebounding off October lows, stocks ended the year drifting somewhat, apparently waiting to see if positive year-end influences would provide the catalyst for a new rally.

A variety of stocks contributed to performance

In general, the Fund benefited from carefully selected holdings in basic materials, energy, and consumer cyclicals. Gold stocks appreciated steadily during the year. Among the reasons for this were the weakening U.S. dollar, a reduced level of hedging by gold producers, concerns about conflict in the Middle East, and weak equity markets. Energy stocks generally benefited from increases in the prices for crude oil and natural gas.

Our returns were hurt by positions in the telecommunication and technology sectors. As corporate spending failed to rebound, these areas were the hardest hit.

Potential for improvement in 2003

After three consecutive years of decline for the equity markets, it appears that we may be entering a period in which both optimism and caution may be called for. On the positive side, the Federal Reserve remains willing to keep interest rates low, housing prices remain strong, many homeowners are starting to see the benefits of higher disposable income after refinancing, and the Bush Administration now enjoys a Republican majority Senate and has a plan to stimulate the economy. On the other hand, negative factors include concerns about war, terrorism, and rising energy prices, which could short-circuit an economic recovery scenario.

On balance, we believe the market is poised for a cyclical upturn. We remain committed to our value style of investing, and we believe that it can continue to outperform.

We thank you for your interest in the Strong Multi Cap Value Fund.

I. Charles Rinaldi
Portfolio Manager

Average Annual Total Returns
As of 12-31-02
----------------------------------------
   1-year                        -23.71%

   3-year                         -6.47%

   5-year                         -8.57%

   10-year                         4.94%

   Since Fund Inception            8.78%
   (10-22-85)

Equity funds are volatile investments and should only be considered for long-term goals.

 * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Small Company Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Small Company Value Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small-capitalization companies that the Fund's manager believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. The Fund defines "small-capitalization companies" as companies whose market capitalization is substantially similar to that of companies in the Russell 2500(TM) Index at the time of investment. The manager tries to take advantage of the market's attention on short-term prospects by focusing on indicators of a company's long-term success, such as balance sheets and underlying assets. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+
                            From 3-28-02 to 12-31-02

                              [CHART APPEARS HERE]

            The Strong Small      Russell 2000(R)    Lipper Small-Cap
           Company Value Fund          Index*        Core Funds Index*
 Mar 02          $10,000              $10,000             $10,000
 Apr 02          $ 9,980              $10,091             $10,049
 May 02          $ 9,650              $ 9,643             $ 9,675
 Jun 02          $ 9,570              $ 9,165             $ 9,133
 Jul 02          $ 8,510              $ 7,781             $ 7,891
 Aug 02          $ 8,640              $ 7,761             $ 7,933
 Sep 02          $ 8,120              $ 7,203             $ 7,372
 Oct 02          $ 8,470              $ 7,434             $ 7,634
 Nov 02          $ 9,230              $ 8,098             $ 8,197
 Dec 02          $ 9,120              $ 7,647             $ 7,799

 + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Total Return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Overall in 2002, small-cap stocks performed better than large-cap stocks, and value stocks performed substantially better than growth stocks. However, all categories delivered negative returns. In large part because of our valuation discipline, the Fund was able to outperform its broad-based benchmark, the Russell 2000(R) Index, since the Fund's inception on March 28, 2002.

Multiple challenges facing the stock market

The S&P 500 continued its downward trend in 2002, posting a loss for the third consecutive year. This is the first time the S&P has declined for three years in a row since 1939-41. The markets began the year with modest strength buoyed by optimism that the economy had strengthened after the tragic terrorist attacks on America. However, it quickly became apparent that the economic recovery would not be as robust as many had predicted.

The year was also marked by corporate scandal. As allegations of fraud were repeatedly leveled at many high-profile companies, several large companies burdened by excessive debt levels were forced into bankruptcy. With negative stories taking the headlines, many Americans began to lose faith in corporate America -- and equity investing. We believe it's essential to remember, however, that despite the deplorable actions of a few executives, the vast majority of corporate America is honest.

Small-company stocks were able to avoid some of the fallout from the corporate accounting scandals. This is primarily because smaller companies tend to have simpler businesses and, therefore, have more transparent accounting and financial statements than their larger brethren. Given that small stocks had already outperformed large stocks during 2000, 2001, and the first half of 2002, though, they finally succumbed to significant downward pressure in the second half of the year.

Company selection benefited returns

Over the year, the Fund's performance was driven almost entirely by strong stock selection, especially in the consumer discretionary, financials, industrials, and materials sectors. We generally overweighted healthcare and underweighted the utilities and financial sectors, though our allocation of assets among various market sectors did not have significant impact on performance.

We chose to de-emphasize utilities stocks despite their cheap valuations, because they continue to suffer from overcapacity and weak balance sheets. Credit-related concerns led us to underweight the financial sector -- and also caused these stocks to go from outperforming the market to underperforming over the course of the year. In selecting stocks for the Fund, we continue to seek out companies with solid assets, manageable debt levels, and credible management teams -- and try to buy these companies at attractive prices by identifying them when they are temporarily out of favor in the market.

Expectations for 2003

Among the greatest factors driving a stock's price are changes in expectations regarding both the company's future earnings, and the stock's valuation levels. In 2003, we believe these expectations will be most influenced by our country's ability to contend with the risks in the Middle East. Should the U.S. successfully disarm Iraq and effect a regime change (peacefully or not), investor confidence and expectations are likely to increase -- along with stock prices. If, however, we are less successful on the geopolitical front, the stock market is more likely to continue to languish in 2003.

The S&P 500 has only posted four straight years of decline once -- and that came in the early years of the Great Depression, from 1929-1932. While the rareness of this historical pattern does not guarantee positive returns in 2003, we believe it's important to remember that historically the markets have moved in cycles of gains and losses. In any event, we recognize that volatile markets can present investors with opportunities to buy good companies at attractive prices. Our aim is to continue to work to capitalize on such opportunities as they emerge.

We thank you for your investment in the Strong Small Company Value Fund, and we appreciate the confidence you've placed in us.

Robert J. Costomiris
Portfolio Manager

Total Return/1/
As of 12-31-02

--------------------------------
     Since Fund Inception -8.80%
     (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The Lipper Small-Cap Core Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Strategic Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Strategic Value Fund seeks capital growth. The Fund invests, under normal conditions, primarily in stocks of companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund may invest in stocks of any size. The manager engages in in-depth, first-hand research to identify companies that are undervalued or have growth potential (e.g., expected sales or earnings growth) that is not currently reflected in the companies' stock price. In determining that a company's growth potential is not currently reflected in its stock price, the manager compares internal research to published, independent industry reports regarding the expected growth of the company. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+
                            From 3-28-02 to 12-31-02

             The Strong Small     Russell 2000(R)    Lipper Small-Cap
            Company Value Fund       Index*          Core Funds Index*
Mar 02            $10,000            $10,000             $10,000
Apr 02            $ 9,980            $10,091             $10,049
May 02            $ 9,650            $ 9,643             $ 9,675
Jun 02            $ 9,570            $ 9,165             $ 9,133
Jul 02            $ 8,510            $ 7,781             $ 7,891
Aug 02            $ 8,640            $ 7,761             $ 7,933
Sep 02            $ 8,120            $ 7,203             $ 7,372
Oct 02            $ 8,470            $ 7,434             $ 7,634
Nov 02            $ 9,230            $ 8,098             $ 8,197
Dec 02            $ 9,120            $ 7,647             $ 7,799

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500(R) Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Total Return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During 2002, value stocks performed substantially better than growth stocks. However, all categories delivered negative returns. Thanks to our valuation discipline and our focus on selecting companies with strong balance sheets, we were able to outperform our broad-based benchmark, the S&P 500 Stock(R) Index.

Multiple challenges facing the stock market

The S&P 500 continued its downward trend in 2002, posting a loss for the third consecutive year. This is the first time the S&P has declined for three years in a row since 1939-41. The markets began the year with modest strength buoyed by optimism that the economy had strengthened after the tragic terrorist attacks on America. However, it quickly became apparent that the economic recovery would not be as robust as many had predicted. The result was an exceptionally strong sell-off that saw the S&P 500 fall by more than 30% from its March high to its July low. The market rallied in August, but retested its lows again in October. Although the S&P was able to make a nice move off its October lows, the index still finished the year well below its starting value.

The year was also marked by corporate scandal. As allegations of fraud were repeatedly leveled at many high-profile companies, several large companies burdened by excessive debt were forced into bankruptcy. With negative stories taking the headlines, many Americans began to lose faith in corporate America -- and equity investing. We believe it's essential to remember, however, that despite the deplorable actions of a few executives, the vast majority of corporate America is honest.

Company selection benefited returns

The Fund's performance was enhanced by our selection of strong stocks in the financial and industrial sectors. At the other end of the spectrum, however, holdings within the consumer discretionary and technology areas contributed negatively to returns. We generally attempt to keep the Fund's weightings in market sectors within tight bands. That said, modest underweightings in utilities and technology stocks, coupled with slight overweightings in industrials and materials, had positive impact on the Fund's returns.

In selecting stocks for the Fund, we continue to seek out companies with solid assets, manageable debt levels, and credible management teams -- and try to buy these companies at attractive prices by identifying them when they are temporarily out of favor in the market.

Expectations for 2003

Among the greatest factors driving a stock's price are changes in expectations regarding both the company's future earnings, and the stock's valuation levels. In 2003, we believe these expectations will be most influenced by our country's ability to contain the risk in the Middle East. Should the U.S. successfully disarm Iraq and effect a regime change (peacefully or not), investor confidence and expectations are likely to increase -- along with stock prices. If, however, we are less successful on the geopolitical front, the stock market is more likely to continue to languish in 2003.

The S&P 500 has only posted four straight years of decline once -- and that came in the early years of the Great Depression, from 1929-32. While the rareness of this historical pattern does not guarantee positive returns in 2003, we believe it's important to remember that historically, the markets have moved in cycles of gains and losses. In any event, we recognize that volatile markets can present investors with opportunities to buy good companies at attractive prices. Our aim is to continue to work to capitalize on such opportunities as they emerge.

We thank you for your investment in the Strong Strategic Value Fund.

Robert J. Costomiris
Portfolio Manager

Total Return/1/
As of 12-31-02

------------------------------------------
     Since Fund Inception       -19.86%
     (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Dividend Income Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Dividend Income Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its total assets in large-capitalization, dividend-paying, common stocks. Consequently, a substantial portion of the Fund's total return may come from dividend income. To select investments for the Fund, the manager focuses on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects for capital growth and future dividend payments. The manager specifically looks for companies with good future prospects and whose current stock prices are undervalued relative to the general market (e.g., based on earnings, cash flow, or asset value), the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends. The Fund may invest up to 25% of its net assets in the public utility sector. The Fund may also invest up to 20% of its net assets in foreign securities. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+
                             From 7-1-93 to 12-31-02

                              [CHART APPEARS HERE]

             The Strong Dividend         S&P               Lipper Equity
                 Income Fund        500(R) Index*       Income Funds Index*
Jul 93            $10,000              $10,000              $10,000
Dec 93            $10,450              $10,495              $10,558
Dec 94            $10,178              $10,633              $10,461
Dec 95            $13,939              $14,624              $13,582
Dec 96            $15,106              $17,980              $16,023
Dec 97            $19,270              $23,976              $20,374
Dec 98            $23,190              $30,828              $22,774
Dec 99            $23,326              $37,314              $23,728
Dec 00            $29,699              $33,920              $25,498
Dec 01            $26,373              $29,891              $24,172
Dec 02            $21,159              $23,288              $20,200

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500(R) Index ("S&P 500") and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund was not immune to a year that saw virtually every sector of the equity market post losses. While the Fund's returns are disappointing on an absolute basis, it outperformed its broad-based benchmark, the S&P 500(R) Index.

Bearish investor sentiment contributed to losses

This was the third straight year of declines for the S&P 500, a pattern that had not occurred since 1939-41. Even after the two previous years of losses, stock valuations going into 2002 were still high by historical standards; in many ways, the declines of the past year only helped to bring stock valuations closer to more normal levels.

Stocks' declines in 2002 were also driven by many factors that contributed to an overall bearish market psychology. Among these were weak corporate earnings growth, high-profile accounting scandals, lackluster economic data, and continuing concerns about the potential for future terrorism and the possibility of war with Iraq. In this environment, investors grew increasingly risk averse, favoring high-quality bonds and cash equivalents over equities.

Sectors contributing to performance

The financial sector, which is the Fund's largest area of investment, declined in 2002 but held up well relative to other sectors of the market. In particular, positive performance from some of our largest bank stocks helped to mitigate the overall decline of the portfolio. Our energy, basic materials, and healthcare investments also held up well, but were unable to provide a positive return.

The Fund was overweighted in the utility sector compared to the S&P 500 Index, which performed poorly in 2002. The sector suffered from the fallout from the Enron collapse. The far-reaching aftereffects of this scandal, which include increased scrutiny from debt-rating agencies, had negative impact on even the strongest companies in the industry.

In the consumer discretionary area, cable, automotive, and retail investments experienced steep declines. We reduced our exposure to stocks in this area based on our concern about the consumer's ability to sustain robust spending in the face of rising unemployment, high personal debt levels, and weak economic conditions.

Over the year, we increased our investments in consumer staples and healthcare, focusing on companies in these sectors that have strong balance sheets and relatively predictable earnings streams. We remain overweighted in utility stocks compared to the S&P 500 Index, given their attractive valuation levels and favorable dividend yields. Technology continues to be an underweighted sector in the portfolio compared to the Fund's broad-based benchmark, as this area still suffers from anemic capital spending.

Our outlook for 2003

In our view, after three difficult years, many stocks are selling at attractive valuations based on their earnings potential in a stronger economic environment. The steep declines in share prices have also improved the dividend yields of many companies, enhancing their total return potential. These yields also provide a competitive source of current income in today's low interest-rate environment.

We anticipate that dividends will be an important component of overall equity returns going forward, as they have been historically. The appeal of dividends was forgotten in the 1990s, pushed aside by stocks' significant level of capital appreciation. As investor expectations for long-term capital appreciation are reset to more realistic levels, it should become clear that a rising stream of dividends can improve shareholder returns. The attractiveness of a dividend-focused portfolio would be further enhanced by proposed legislation aimed at reducing or eliminating the tax investors must pay on dividends they receive.

We plan to maintain our focus on undervalued shares of strong companies that pay dividends or intend to do so. Currently, the Fund has a large weighting in well-positioned utility stocks, all of which provide attractive dividend yields at very reasonable valuations. We also have meaningful investments in financial services, energy, healthcare, consumer staples, and local telephone companies, all of which are sectors that have generally had attractive dividend policies.

We appreciate your investment in the Strong Dividend Income Fund.

William H. Reaves
Portfolio Manager

Average Annual Total Returns/1/
As of 12-31-02

Investor Class
------------------------------------------------
   1-year                               -19.77%

   3-year                                -3.20%

   5-year                                 1.89%

   Since Fund Inception                   8.21%
   (7-1-93)

Class K/2/
------------------------------------------------
   1-year                               -19.42%

   3-year                                -3.06%

   5-year                                 1.98%

   Since Fund Inception                   8.26%
   (7-1-93)

Equity funds are volatile investments and should only be considered for long-term goals.

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Strong Dividend Income Fund prior to December 8, 2001, is based on the Fund's previous investment strategy where the Fund was managed as a nondiversified utilities fund.

/2/ The performance of Class K shares prior to December 31, 2001, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Equity Income Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                                             December 31, 2002
-----------------------------------------------------------------------------------------------------

                                  STRONG ALL CAP VALUE FUND

                                                                       Shares or
                                                                       Principal       Value
                                                                        Amount        (Note 2)
-----------------------------------------------------------------------------------------------------
Common Stocks 99.6%
Auto Manufacturers - Domestic 2.8%
General Motors Corporation (c)                                          1,920        $ 70,771

Auto/Truck - Original Equipment 1.5%
Dura Automotive Systems, Inc. (b) (c)                                   3,820          38,353

Banks - Southeast 1.3%
Hibernia Corporation Class A                                            1,660          31,972

Building - Cement/Concrete/Aggregate 0.6%
U.S. Concrete, Inc. (b)                                                 2,890          15,808

Building - Construction Products/
   Miscellaneous 1.9%
Royal Group Technologies, Ltd. (b)                                      4,970          48,159

Building - Heavy Construction 1.4%
Chicago Bridge & Iron Company NV                                        1,185          35,787

Building - Maintenance & Services 0.8%
ABM Industries, Inc.                                                    1,330          20,615

Building - Paint & Allied Products 0.7%
RPM International, Inc.                                                 1,220          18,642

Chemicals - Fertilizers 1.4%
Agrium, Inc.                                                            3,110          35,174

Chemicals - Plastics 0.7%
Intertape Polymer Group, Inc. (b)                                       4,500          18,540

Chemicals - Specialty 1.7%
OM Group, Inc. (c)                                                      6,000          41,280

Commercial Services - Security/Safety 1.3%
DHB Industries, Inc. (b)                                               19,420          32,237

Commercial Services - Staffing 1.2%
kforce.com, Inc. (b)                                                    2,000           8,440
MPS Group, Inc. (b)                                                     3,960          21,938
                                                                                      -------
                                                                                       30,378

Computer - Graphics 2.0%
Evans & Sutherland Computer Corporation (b)                             8,100          50,625

Computer - Services 0.5%
Tier Technologies, Inc. Class B (b)                                       800          12,800

Computer Software - Enterprise 1.0%
Lightbridge, Inc. (b)                                                   3,990          24,539

Electronics - Laser Systems/Component 1.8%
Coherent, Inc. (b)                                                      1,630          32,519
Rofin-Sinar Technologies, Inc. (b)                                      1,585          13,045
                                                                                      -------
                                                                                       45,564

Insurance - Property/Casualty/Title 3.2%
Chubb Corporation                                                         830          43,326
Mercury General Corporation                                               970          36,453
                                                                                      -------
                                                                                       79,779
Internet - E*Commerce 2.9%
FreeMarkets, Inc. (b) (c)                                              4,540         $ 29,233
Stamps.com, Inc. (b)                                                   9,100           42,497
                                                                                      -------
                                                                                       71,730

Internet - Internet Service Provider/
   Content 1.5%
EarthLink, Inc. (b) (c)                                                6,900           37,605

Leisure - Services 1.7%
Pegasus Solutions, Inc. (b)                                            4,160           41,725

Medical - Biomedical/Genetics 2.0%
CV Therapeutics, Inc. (b)                                              1,000           18,220
Neurobiological Technologies, Inc. (b)                                 5,400           30,785
                                                                                      -------
                                                                                       49,005

Medical - Generic Drugs 2.1%
Andrx Group (b) (c)                                                    3,660           53,692

Medical - Instruments 0.7%
Cantel Medical Corporation (b)                                         1,380           17,471

Medical - Nursing Homes 1.7%
Beverly Enterprises, Inc. (b)                                          9,860           28,101
Manor Care, Inc. (b)                                                     810           15,074
                                                                                      -------
                                                                                       43,175

Medical/Dental - Services 1.3%
Omnicare, Inc.                                                         1,350           32,171

Metal Ores - Gold/Silver 6.1%
Apex Silver Mines, Ltd. (b)                                            3,890           57,572
Harmony Gold Mining Company, Ltd.
   Sponsored ADR (c)                                                   2,180           36,646
Newmont Mining Corporation
   Holding Company (c)                                                 2,040           59,221
                                                                                      -------
                                                                                      153,439

Metal Ores - Miscellaneous 6.1%
Alcan, Inc. (c)                                                        1,540           45,461
BHP Billiton, Ltd. Sponsored ADR                                       2,020           23,230
Cleveland-Cliffs, Inc. (b)                                             2,520           50,022
Inco, Ltd. (b) (c)                                                     1,660           35,225
                                                                                      -------
                                                                                      153,938

Oil & Gas - Canadian Integrated 2.4%
Imperial Oil, Ltd.                                                     2,100           60,270

Oil & Gas - Drilling 3.3%
Helmerich & Payne, Inc.                                                1,080           30,143
Pride International, Inc. (b)                                          1,350           20,115
Transocean Sedco Forex, Inc. (c)                                       1,400           32,480
                                                                                      -------
                                                                                       82,738

Oil & Gas - Field Services 9.3%
Global Industries, Ltd. (b)                                           12,030           50,165
Key Energy Services, Inc. (b)                                          5,230           46,913
Oceaneering International, Inc. (b)                                      500           12,370
Petroleum Geo-Services ASA
   Sponsored ADR (b)                                                  62,900           25,160
Petroleum Helicopters, Inc. (b)                                          500           14,820
Schlumberger, Ltd. (c)                                                 1,580           66,502
Willbros Group, Inc. (b)                                               2,000           16,440
                                                                                      -------
                                                                                      232,370
Oil & Gas - International Integrated 1.6%
ConocoPhillips                                                           820           39,680

------------------------------------------------------------------------------------------
                     STRONG ALL CAP VALUE FUND (continued)

                                                                   Shares or
                                                                   Principal        Value
                                                                     Amount        (Note 2)
------------------------------------------------------------------------------------------
Oil & Gas - United States Exploration &
  Production 8.7%
CNOOC, Ltd.                                                             700     $   18,235
Forest Oil Corporation (b)                                            2,290         63,319
Noble Energy, Inc.                                                      840         31,542
Range Resources Corporation (b)                                      11,980         64,692
Stone Energy Corporation (b)                                          1,190         39,698
                                                                                ----------
                                                                                   217,486
Oil & Gas - United States Integrated 1.4%
El Paso Corporation (c)                                               5,200         36,192

Pollution Control - Services 1.8%
Calgon Carbon Corporation                                             9,110         45,003

Retail - Miscellaneous/Diversified 2.2%
Sharper Image Corporation (b) (c)                                     3,200         55,776

Retail - Restaurants 1.7%
Luby's, Inc. (b)                                                      8,000         23,280
McDonald's Corporation                                                1,170         18,814
                                                                                ----------
                                                                                    42,094
Steel - Producers 2.8%
IPSCO, Inc.                                                           4,510         45,100
Steel Dynamics, Inc. (b)                                              2,110         25,383
                                                                                ----------
                                                                                    70,483
Steel - Specialty Alloys 1.7%
GrafTech International, Ltd.(b)                                       7,290         43,448

Telecommunications - Cellular 1.7%
AT&T Wireless Services, Inc.(b)                                       7,600         42,940

Telecommunications - Equipment 1.2%
ADC Telecommunications, Inc.(b)                                      14,500         30,305

Telecommunications - Services 0.8%
Sprint Corporation                                                    1,330         19,258

Transportation - Rail 3.6%
CSX Corporation (c)                                                   3,200         90,592

Transportation - Ship 2.1%
Omi Corporation (b)                                                  12,600         51,786

Utility - Electric Power 1.4%
TECO Energy, Inc. (c)                                                 2,230         34,498
------------------------------------------------------------------------------------------
Total Common Stocks (Cost $2,910,169)                                            2,499,893
------------------------------------------------------------------------------------------
Short-Term Investments (a) 0.3%
Repurchase Agreements
State Street Bank (Dated 12/31/02),
   1.00%, Due 1/02/03 (Repurchase proceeds
   $8,200); Collateralized by: United States
   Government & Agency Issues (d)                                 $   8,200          8,200
------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $8,200)                                           8,200
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,918,369) 99.9%                          2,508,093
Other Assets and Liabilities, Net 0.1%                                               1,075
------------------------------------------------------------------------------------------
Net Assets 100.0%                                                               $2,509,168
==========================================================================================

------------------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------------------
                                                                    Contracts     Premiums
------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                 --     $       --
Options written during the year                                         405         95,610
Options closed                                                        (225)       (63,511)
Options expired                                                        (50)       (10,691)
Options exercised                                                        --             --
                                                                       ----     ----------
Options outstanding at end of year                                      130     $   21,408
                                                                       ====     ==========

WRITTEN CALL OPTIONS DETAIL
------------------------------------------------------------------------------------------
                                                                   Contracts
                                                                 (100 shares         Value
                                                                 per contract)     (Note 2)
------------------------------------------------------------------------------------------
Alcan, Inc.
  (Strike Price is $30.00. Expiration date
  is 3/21/03. Premium received is $935.)                                  5          ($737)

Andrx Group
  (Strike Price is $17.50. Expiration date
  is 3/21/03. Premium received is $685.)                                  5           (563)

CSX Corporation
  (Strike Price is $30.00. Expiration date
  is 5/16/03. Premium received is $910.)                                  5           (763)

Dura Automotive Systems, Inc.
  (Strike Price is $10.00. Expiration date
  is 2/21/03. Premium received is $445.)                                  5           (563)

EarthLink, Inc.
  (Strike Price is $7.50. Expiration date
  is 1/17/03. Premium received is $370.)                                  5            (38)

El Paso Corporation
  (Strike Price is $7.50. Expiration date
  is 1/17/03. Premium received is $938.)                                  5           (125)
  (Strike Price is $10.00. Expiration date
  is 1/17/03. Premium received is $890.)                                 10            (75)

FreeMarkets, Inc.
  (Strike Price is $10.00. Expiration date
  is 1/17/03. Premium received is $420.)                                  5            (38)

General Motors Corporation
  (Strike Price is $35.00. Expiration date
  is 1/17/03. Premium received is $1,535.)                                5         (1,300)
  (Strike Price is $42.50. Expiration date
  is 1/17/03. Premium received is $810.)                                  5            (37)

Harmony Gold Mining Company, Ltd.
  Sponsored ADR
  (Strike Price is $17.50. Expiration date
  is 2/21/03. Premium received is $785.)                                  5           (787)
  (Strike Price is $20.00. Expiration date
  is 2/21/03. Premium received is $1,135.)                                5           (375)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                     STRONG ALL CAP VALUE FUND (continued)

                                                   Contracts
                                                  (100 shares          Value
                                                  per contract)       (Note 2)
--------------------------------------------------------------------------------
WRITTEN CALL OPTIONS DETAIL (continued)
--------------------------------------------------------------------------------
Inco, Ltd.
   (Strike Price is $17.50. Expiration date
   is 1/17/03. Premium received is $895.)                5           ($   1,850)

Newmont Mining Corporation Holding Company
   (Strike Price is $22.50. Expiration date
   is 1/17/03. Premium received is $960.)                5               (3,325)
   (Strike Price is $27.50. Expiration date
   is 2/21/03. Premium received is $1,585.)              5               (1,512)

OM Group, Inc.
   (Strike Price is $5.00. Expiration date
   is 2/21/03. Premium received is $4,300.)             25               (5,562)

Schlumberger, Ltd.
   (Strike Price is $45.00. Expiration date
   is 1/17/03. Premium received is $985.)                5                 (200)

Sharper Image Corporation
   (Strike Price is $17.50. Expiration date
   is 2/21/03. Premium received is $610.)                5                 (975)

TECO Energy, Inc.
   (Strike Price is $15.00. Expiration date
   is 1/17/03. Premium received is $470.)                5                 (412)
   (Strike Price is $12.50. Expiration date
   is 2/21/03. Premium received is $760.)                5               (1,575)

Transocean Sedco Forex, Inc.
   (Strike Price is $25.00. Expiration date
   is 2/21/03. Premium received is $985.)                5                 (550)
                                                       ---            ---------
                                                       130           ($  21,362)
                                                       ===            =========

                            STRONG DOW 30 VALUE FUND

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 92.4%
Aerospace - Defense 6.6%
The Boeing Company                                      176,500    $  5,822,735

Auto Manufacturers - Domestic 3.0%
General Motors Corporation                               72,500       2,672,350

Banks - Money Center 5.4%
Citigroup, Inc.                                         111,500       3,923,685
J.P. Morgan Chase & Company                              36,500         876,000
                                                                    -----------
                                                                      4,799,685
Beverages - Soft Drinks 1.8%
The Coca-Cola Company                                    36,500       1,599,430

Computer - Manufacturers 10.8%
Hewlett-Packard Company                                 288,500       5,008,360
International Business Machines Corporation              58,500       4,533,750
                                                                    -----------
                                                                      9,542,110

Computer Software - Desktop 2.1%
Microsoft Corporation (b)                                36,500       1,887,050

Diversified Operations 18.2%
E.I. Du Pont de Nemours & Company                        96,500       4,091,600
General Electric Company                                141,500       3,445,525
Honeywell International, Inc.                            36,500         876,000
3M Co.                                                   36,500       4,500,450
United Technologies Corporation                          51,500       3,189,910
                                                                    -----------
                                                                     16,103,485

Electronics - Semiconductor
   Manufacturing 1.7%
Intel Corporation                                        96,500       1,502,505

Financial Services - Miscellaneous 3.5%
American Express Company                                 86,500       3,057,775

Leisure - Photo Equipment/Related 5.5%
Eastman Kodak Company                                   137,500       4,818,000

Leisure - Services 0.7%
The Walt Disney Company                                  36,500         595,315

Machinery - Construction/Mining 4.0%
Caterpillar, Inc.                                        76,500       3,497,580

Medical - Drug/Diversified   2.2%
Johnson & Johnson                                        36,500       1,960,415

Medical - Ethical Drugs 4.9%
Merck & Company, Inc.                                    76,500       4,330,665

Metal Ores - Miscellaneous 3.1%
Alcoa, Inc.                                             121,500       2,767,770

Oil & Gas - International Integrated 1.4%
Exxon Mobil Corporation                                  36,500       1,275,310

Paper & Paper Products 5.4%
International Paper Company                             137,500       4,808,375

Retail - Major Discount Chains 2.1%
Wal-Mart Stores, Inc.                                    36,500       1,843,615

Retail - Restaurants 0.7%
McDonald's Corporation                                   36,500         586,920

Retail/Wholesale - Building Products 1.0%
The Home Depot, Inc.                                     36,500         874,540

Soap & Cleaning Preparations 3.6%
The Procter & Gamble Company                             36,500       3,136,810

Telecommunications - Services 3.0%
AT&T Corporation                                         64,500       1,684,095
SBC Communications, Inc.                                 36,500         989,515
                                                                    -----------
                                                                      2,673,610

Tobacco 1.7%
Philip Morris Companies, Inc.                            36,500       1,479,345
--------------------------------------------------------------------------------
Total Common Stocks (Cost $  87,721,732)                             81,635,395
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STRONG DOW 30 VALUE FUND (continued)

                                                         Shares or
                                                         Principal       Value
                                                          Amount        (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 0.7%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds
   $643,036); Collateralized by: United States
   Government & Agency Issues (d)                        $ 643,000   $   643,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $ 643,000)                            643,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments In Securities (Cost $88,364,732) 93.1%              82,278,395

Other Assets and Liabilities, Net 6.9%                                 6,081,200
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $88,359,595
================================================================================

                        STRONG MID CAP DISCIPLINED FUND

                                                         Shares or
                                                         Principal       Value
                                                          Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 97.3%
Agricultural Operations 1.2%
Monsanto Company                                            93,000   $ 1,790,250

Banks - Midwest 0.6%
Commerce Bancshares, Inc.                                   25,200       990,108

Banks - Northeast 0.6%
Mercantile Bankshares Corporation                           26,000     1,003,340

Banks - Super Regional 6.9%
AmSouth Bancorporation                                      69,000     1,324,800
Comerica, Inc.                                              40,000     1,729,600
M&T Bank Corporation                                        17,000     1,348,950
Marshall & Ilsley Corporation                               54,000     1,478,520
PNC Financial Services Group                                77,700     3,255,630
SouthTrust Corporation                                      63,000     1,565,550
                                                                     -----------
                                                                      10,703,050

Banks - West/Southwest 1.2%
Zions Bancorporation                                        46,000     1,810,054

Building - Maintenance & Services 1.8%
The ServiceMaster Company                                  257,900     2,862,690

Building Products - Wood 1.2%
Louisiana-Pacific Corporation (b)                           95,000       765,700
Rayonier, Inc.                                              24,100     1,090,525
                                                                     -----------
                                                                       1,856,225

Chemicals - Fertilizers 1.1%
IMC Global, Inc.                                           158,000     1,685,860

Commercial Services - Advertising 1.0%
Valassis Communications, Inc. (b)                           54,000     1,589,220

Commercial Services - Miscellaneous 4.3%
ARAMARK Corporation Class B (b)                            161,000     3,783,500
CSG Systems International, Inc. (b)                        212,000     2,893,800
                                                                     -----------
                                                                       6,677,300

Computer Software - Enterprise 2.4%
Computer Associates International, Inc.                    110,000     1,485,000
Oracle Systems Corporation (b)                              71,000       766,800
Siebel Systems, Inc. (b)                                   200,000     1,480,000
                                                                     -----------
                                                                       3,731,800
Diversified Operations 1.5%
Loews Corporation                                            9,200       409,032
Tyco International, Ltd.                                   114,000     1,947,120
                                                                     -----------
                                                                       2,356,152

Electrical - Connectors 1.3%
Molex, Inc. Class A                                        105,000     2,088,450

Electronics - Scientific Instruments 2.1%
Waters Corporation (b)                                     153,000     3,332,340

Electronics - Semiconductor Equipment 0.7%
Applied Materials, Inc. (b)                                 90,000     1,172,700

Electronics - Semiconductor
   Manufacturing 3.5%
Integrated Device Technology, Inc. (b)                     475,000     3,975,750
Micron Technology, Inc. (b)                                145,000     1,412,300
                                                                     -----------
                                                                       5,388,050

Finance - Equity REIT 2.6%
Apartment Investment & Management
   Company Class A                                          13,300       498,484
Equity Office Properties Trust                              77,200     1,928,456
Equity Residential Properties Trust                         67,000     1,646,860
                                                                     -----------
                                                                       4,073,800

Finance - Savings & Loan 0.8%
Charter One Financial, Inc.                                 46,000     1,321,580

Food - Meat Products 0.5%
Tyson Foods, Inc. Class A                                   73,000       819,060

Insurance - Life 4.8%
Lincoln National Corporation                                22,000       694,760
Nationwide Financial Services, Inc. Class A                 53,000     1,518,450
Phoenix Companies, Inc.                                    630,000     4,788,000
Torchmark Corporation                                       10,800       394,524
                                                                     -----------
                                                                       7,395,734

Insurance - Property/Casualty/Title 6.8%
MBIA, Inc.                                                  35,000     1,535,100
MGIC Investment Corporation                                 84,000     3,469,200
Old Republic International Corporation                      38,000     1,064,000
SAFECO Corporation                                          60,000     2,080,200
The St. Paul Companies, Inc.                                49,000     1,668,450
Travelers Property and Casualty
   Corporation Class B (b)                                  50,000       732,500
                                                                     -----------
                                                                      10,549,450

Leisure - Gaming 1.0%
Park Place Entertainment Corporation (b)                   180,000     1,512,000

Leisure - Services 0.5%
Cendant Corporation (b)                                     70,000       733,600

Media - Cable TV 2.5%
Liberty Media Corporation Series A (b)                     437,800     3,913,932

Media - Periodicals 0.8%
Readers Digest Association, Inc. Class A                    84,000     1,268,400

Medical - Biomedical/Genetics 1.9%
Protein Design Labs, Inc. (b)                              343,200     2,917,200

Medical - Ethical Drugs 0.6%
Bristol-Myers Squibb Company                                41,000       949,150

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                   STRONG MID CAP DISCIPLINED FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
Medical - Generic Drugs 2.5%
IVAX Corporation (b)                                  315,000     $  3,820,950

Medical - Hospitals 1.8%
Tenet Healthcare Corporation (b)                      166,000        2,722,400

Medical - Products 2.1%
Millipore Corporation                                  94,000        3,196,000

Medical/Dental - Services 2.3%
Laboratory Corporation of America
  Holdings (b)                                        155,000        3,602,200

Medical/Dental - Supplies 0.5%
Sola International, Inc. (b)                           60,300          783,900

Oil & Gas - International Integrated 0.7%
Amerada Hess Corporation                               20,000        1,101,000

Oil & Gas - Refining/Marketing 1.0%
Duke Energy Corporation                                78,000        1,524,120

Oil & Gas - United States Exploration &
  Production 2.2%
Burlington Resources, Inc.                             14,000          597,100
Devon Energy Corporation                               44,000        2,019,600
Noble Energy, Inc.                                     22,000          826,100
                                                                  ------------
                                                                     3,442,800

Oil & Gas - United States Integrated 0.2%
Marathon Oil Corporation                               17,800          378,962

Paper & Paper Products 1.7%
Abitibi-Consolidated, Inc.                            110,000          848,100
Sappi, Ltd. ADR                                        69,000          912,180
Smurfit-Stone Container Corporation (b)                55,000          846,505
                                                                  ------------
                                                                     2,606,785

Pollution Control - Services 3.4%
Republic Services, Inc. (b)                           133,000        2,790,340
Waste Management, Inc.                                111,000        2,544,120
                                                                  ------------
                                                                     5,334,460

Retail - Apparel/Shoe 1.6%
Aeropostale, Inc. (b)                                 233,000        2,462,810

Retail - Consumer Electronics 1.9%
Circuit City Stores, Inc.                             390,000        2,893,800

Retail - Restaurants 4.6%
CEC Entertainment, Inc. (b)                           122,300        3,754,610
Cosi, Inc. (b)                                        142,892          794,480
McDonald's Corporation                                160,000        2,572,800
                                                                  ------------
                                                                     7,121,890

Retail - Super/Mini Markets 1.8%
The Kroger Company (b)                                 50,000          772,500
Wild Oats Markets, Inc. (b)                           202,000        2,084,640
                                                                  ------------
                                                                     2,857,140

Retail/Wholesale - Food 1.0%
SUPERVALU, Inc.                                        95,000        1,568,450

Telecommunications - Cellular 0.8%
AT&T Wireless Services, Inc. (b)                      230,000        1,299,500

Telecommunications - Equipment 4.1%
Harris Corporation                                    150,000        3,945,000
Tekelec (b)                                           230,000        2,403,500
                                                                  ------------
                                                                     6,348,500
Textile - Apparel Manufacturing 3.8%
Nautica Enterprises,Inc. (b)                          140,000        1,555,400
Russell Corporation                                   257,000        4,302,180
                                                                  ------------
                                                                     5,857,580

Tobacco 0.6%
RJ Reynolds Tobacco Holdings, Inc.                     11,500          484,265
UST, Inc.                                              11,700          391,131
                                                                  ------------
                                                                       875,396

Transportation - Rail 0.6%
Norfolk Southern Corporation                           45,000          899,550

Utility - Electric Power 3.9%
Allegheny Energy, Inc.                                 79,000          597,240
Cinergy Corporation                                    14,000          472,080
Energy East Corporation                                20,000          441,800
Entergy Corporation                                    28,000        1,276,520
FirstEnergy Corporation                                33,000        1,088,010
Wisconsin Energy Corporation                           85,000        2,142,000
                                                                  ------------
                                                                     6,017,650
--------------------------------------------------------------------------------
Total Common Stocks (Cost $151,104,893)                            151,207,338
--------------------------------------------------------------------------------
Short-Term Investments (a) 1.6%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
  Due 1/02/03 (Repurchase proceeds
  $1,900,132); Collateralized by: United States
  Government & Agency Issues (d)                 $  1,900,000        1,900,000
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds
  $580,832); Collateralized by: United States
  Government & Agency Issues (d)                      580,800          580,800
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,480,800)                       2,480,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $153,585,693) 98.9%          153,688,138
Other Assets and Liabilities, Net 1.1%                              1,723,288
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $155,411,426
================================================================================

                           STRONG MULTI CAP VALUE FUND
                                                        Shares or
                                                        Principal       Value
                                                        Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 100.1%
Auto Manufacturers - Domestic 3.0%
General Motors Corporation (c)                            181,800   $6,701,148

Auto/Truck - Original Equipment 2.6%
Borg-Warner Automotive, Inc. (c)                           46,500    2,344,530
Dana Corporation (c)                                      289,400    3,403,344
                                                                    ----------
                                                                     5,747,874

Banks - Southeast 1.5%
Hibernia Corporation Class A                              175,800    3,385,908

Building - Construction Products/
  Miscellaneous 3.0%
Royal Group Technologies, Ltd. (b)                        680,400    6,593,076

Building - Heavy Construction 1.8%
Chicago Bridge & Iron Company NV                          131,850    3,981,870

Building - Maintenance & Services 1.0%
ABM Industries, Inc.                                      150,600    2,334,300

                                                         Shares or
                                                         Principal     Value
                                                         Amount        (Note 2)
------------------------------------------------------------------  ------------
Building - Paint & Allied Products 1.0%
RPM International, Inc.                                  150,400     $ 2,298,112

Chemicals - Fertilizers 2.1%
Agrium, Inc.                                             405,000       4,580,550

Electronics - Laser Systems/Component 1.9%
Coherent, Inc. (b) (c)                                   205,570       4,101,122

Electronics - Scientific Instruments 1.7%
Veeco Instruments, Inc. (b) (c)                          325,700       3,765,092

Electronics - Semiconductor
  Manufacturing 0.6%
Power Integrations, Inc. (b) (c)                          80,900       1,375,300

Household - Appliances 1.1%
Maytag Corporation (c)                                    82,100       2,339,850

Insurance - Property/Casualty/Title 4.5%
Chubb Corporation                                         81,400       4,249,080
Mercury General Corporation                              151,200       5,682,096
                                                                     -----------
                                                                       9,931,176

Internet - E*Commerce 1.3%
FreeMarkets, Inc. (b) (c)                                433,200       2,789,375

Leisure - Services 0.9%
Pegasus Solutions, Inc. (b)                              208,100       2,087,243

Medical - Biomedical/Genetics 0.8%
CV Therapeutics, Inc. (b) (c)                             82,100       1,495,862
Neurobiological Technologies, Inc. (b)                    48,600         277,069
                                                                     -----------
                                                                       1,772,931

Medical - Ethical Drugs 1.2%
King Pharmaceuticals, Inc. (b) (c)                       121,400       2,086,866
Schering-Plough Corporation (c)                           25,000         555,000
                                                                     -----------
                                                                       2,641,866

Medical - Generic Drugs 1.9%
Andrx Group (b) (c)                                      289,900       4,252,833

Medical - Nursing Homes 2.4%
Beverly Enterprises, Inc. (b)                            883,900       2,519,115
Manor Care, Inc. (b) (c)                                 143,400       2,668,674
                                                                     -----------
                                                                       5,187,789

Medical/Dental - Services 3.0%
Omnicare, Inc. (c)                                       276,900       6,598,527

Metal Ores - Gold/Silver 8.5%
Apex Silver Mines, Ltd. (b) (c)                          374,300       5,539,640
Harmony Gold Mining Company, Ltd.
  Sponsored ADR (c)                                      265,700       4,466,417
Newmont Mining Corporation Holding
  Company (c)                                            297,500       8,636,425
                                                                     -----------
                                                                      18,642,482

Metal Ores - Miscellaneous 8.0%
Alcan, Inc. (c)                                          165,200       4,876,704
BHP Billiton, Ltd. Sponsored ADR                         184,700       2,124,050
Cameco Corporation                                       239,200       5,728,840
Inco, Ltd. (b) (c)                                       233,300       4,950,626
                                                                     -----------
                                                                      17,680,220

Oil & Gas - Canadian Integrated 1.9%
Imperial Oil, Ltd.                                       142,700       4,095,490

Oil & Gas - Drilling 3.1%
Helmerich & Payne, Inc. (c)                              192,300       5,367,093
Transocean Sedco Forex, Inc. (c)                          64,800       1,503,360
                                                                     -----------
                                                                       6,870,453

Oil & Gas - Field Services 10.1%
Global Industries, Ltd. (b)                            1,158,800       4,832,196
Key Energy Services, Inc. (b)                            881,900       7,910,643
Petroleum Geo-Services ASA
  Sponsored ADR (b)                                    1,324,000         529,600
Schlumberger, Ltd. (c)                                   166,750       7,018,507
Willbros Group, Inc. (b)                                 238,500       1,960,470
                                                                     -----------
                                                                      22,251,416

Oil & Gas - International Integrated 1.9%
ConocoPhillips                                            87,436       4,231,028

Oil & Gas - United States Exploration &
  Production 10.0%
CNOOC, Ltd.                                               62,300       1,622,915
Forest Oil Corporation (b) (c)                           293,300       8,109,745
Noble Energy, Inc. (c)                                   169,200       6,353,460
Range Resources Corporation (b)                          244,400       1,319,760
Stone Energy Corporation (b)                             136,300       4,546,968
                                                                     -----------
                                                                      21,952,848

Oil & Gas - United States Integrated 2.0%
El Paso Corporation (c)                                  641,100       4,462,056

Pollution Control - Services 1.2%
Calgon Carbon Corporation                                520,160       2,569,590

Retail - Major Discount Chains 0.4%
Family Dollar Stores, Inc. (c)                            26,400         823,944

Retail - Restaurants 0.8%
McDonald's Corporation                                   107,400       1,726,992

Steel - Specialty Alloys 2.6%
GrafTech International, Ltd. (b)                         953,000       5,679,880

Telecommunications - Cellular1.9%
AT&T Wireless Services, Inc. (b) (c)                     736,800       4,162,920

Telecommunications - Equipment 2.5%
ADC Telecommunications, Inc. (b)                       1,494,200       3,122,878
ECI Telecom, Ltd. (b)                                  1,186,400       2,408,392
                                                                     -----------
                                                                       5,531,270

Telecommunications - Services 2.0%
Sprint Corporation (c)                                   304,700       4,412,056

Transportation - Rail 4.0%
CSX Corporation (c)                                      313,500       8,875,185

Utility - Electric Power 1.9%
TECO Energy, Inc. (c)                                    263,800       4,080,986
--------------------------------------------------------------------------------
Total Common Stocks (Cost $298,470,953)                              220,514,758
--------------------------------------------------------------------------------
Short-Term Investments (a) 1.5%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
  Due 1/02/03 (Repurchase proceeds
  $1,200,083); Collateralized by: United States
  Government & Agency Issues (d)                      $1,200,000       1,200,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                    STRONG MULTI CAP VALUE FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                      Amount        (Note 2)
--------------------------------------------------------------------------------
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds
   $1,992,211); Collateralized by: United States
   Government & Agency Issues (d)                    $ 1,992,100  $   1,992,100
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,192,100)                        3,192,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investment in Securities (Cost $301,663,053) 101.6%           223,706,858
Other Assets and Liabilities, Net (1.6%)                             (3,445,192)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $ 220,261,666
================================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                      Contracts      Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                   9,100  $   2,174,206
Options written during the year                           63,317     14,174,276
Options closed                                           (47,910)   (11,595,180)
Options expired                                           (8,085)    (1,150,038)
Options exercised                                         (5,883)    (1,589,646)
                                                     -----------  --------------
Options outstanding at end of year                        10,539  $   2,013,618
                                                     ===========  ==============

WRITTEN CALL OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                       Contracts
                                                      (100 shares        Value
                                                      per contract)     (Note 2)
--------------------------------------------------------------------------------
AT&T Wireless Services, Inc.
 (Strike Price is $5.00. Expiration date is 2/21/03.
 Premium received is $17,199.)                            100          ($10,500)
 (Strike Price is $5.00. Expiration date is 4/18/03.
 Premium received is $19,199.)                            100           (13,000)

Alcan, Inc.
 (Strike Price is $30.00. Expiration date is 1/17/03.
 Premium received is $37,444.)                            200           (12,500)
 (Strike Price is $30.00. Expiration date is 3/21/03.
 Premium received is $39,399.)                            200           (29,500)
 (Strike Price is $35.00. Expiration date is 3/21/03.
 Premium received is $4,850.)                              50            (1,125)
 (Strike Price Expiration is $30.00. date is 6/20/03.
 Premium received is $10,850.)                             50           (11,625)

Andrx Group
 (Strike Price is $15.00. Expiration date is 1/17/03.
 Premium received is $13,700.)                            100            (8,500)

Apex Silver Mines, Ltd.
 (Strike Price is $15.00. Expiration date is 4/18/03.
 Premium received is $24,299.)                            150           (28,125)

Borg-Warner Automotive, Inc.
 (Strike Price is $45.00. Expiration date is 4/18/03.
 Premium received is $34,849.)                             50           (39,250)

CSX Corporation
 (Strike Price is $30.00. Expiration date is 1/17/03.
 Premium received is $7,900.)                             100            (1,750)
 (Strike Price is $30.00. Expiration date is 2/21/03.
 Premium received is $9,400.)                             100            (6,750)
 (Strike Price is $30.00. Expiration date is 5/16/03.
 Premium received is $15,949.)                            100           (15,250)

CV Therapeutics, Inc.
 (Strike Price is $20.00. Expiration date is 1/17/03.
 Premium received is $48,830.)                            250           (14,375)
 (Strike Price is $25.00. Expiration date is 1/17/03.
 Premium received is $14,350.)                             50              (500)

Coherent, Inc.
 (Strike Price is $20.00. Expiration date is 1/17/03.
 Premium received is $14,316.)                            100            (7,250)

Dana Corporation
 (Strike Price is $10.00. Expiration date is 1/17/03.
 Premium received is $15,699.)                            100           (17,750)
 (Strike Price is $10.00. Expiration date is 4/18/03.
 Premium received is $11,350.)                             50           (12,250)
 (Strike Price is $12.50. Expiration date is 4/18/03.
 Premium received is $11,700.)                            100           (11,250)

El Paso Corporation
 (Strike Price is $10.00. Expiration date is 1/17/03.
 Premium received is $8,900.)                             100              (750)
 (Strike Price is $5.00. Expiration date is 4/18/03.
 Premium received is $43,799.)                            150           (40,500)
 (Strike Price is $7.50. Expiration date is 4/18/03.
 Premium received is $25,049.)                            150           (18,000)

Family Dollar Stores, Inc.
 (Strike Price is $30.00. Expiration date is 1/17/03.
 Premium received is $17,727.)                             64           (11,680)
 (Strike Price is $30.00. Expiration date is 4/18/03.
 Premium received is $52,398.)                            200           (66,000)

Forest Oil Corporation
 (Strike Price is $25.00. Expiration date is 2/21/03.
 Premium received is $20,349.)                             50           (16,500)
 (Strike Price is $30.00. Expiration date is 2/21/03.
 Premium received is $10,619.)                            100            (6,750)
 (Strike Price is $30.00. Expiration date is 5/16/03.
 Premium received is $9,850.)                              50            (7,375)

FreeMarkets, Inc.
 (Strike Price is $7.50. Expiration date is 4/18/03.
 Premium received is $11,850.)                            150           (11,250)

General Motors Corporation
 (Strike Price is $40.00. Expiration date is 1/17/03.
 Premium received is $13,350.)                             50            (1,500)
 (Strike Price is $37.50. Expiration date is 2/21/03.
 Premium received is $10,100.)                             50            (9,625)
 (Strike Price is $37.50. Expiration date is 3/21/03.
 Premium received is $14,850.)                             50           (12,750)
 (Strike Price is $40.00. Expiration date is 3/21/03.
 Premium received is $7,100.)                              50            (7,250)

Harmony Gold Mining Company, Ltd.
 Sponsored ADR
 (Strike Price is $15.00. Expiration date is 1/17/03.
 Premium received is $29,549.)                            150           (31,875)
 (Strike Price is $17.50. Expiration date is 1/17/03.
 Premium received is $18,332.)                            200           (15,000)

--------------------------------------------------------------------------------

                                                        Contracts
                                                       (100 shares      Value
                                                       per contract)   (Note 2)
--------------------------------------------------------------------------------
WRITTEN CALL OPTIONS DETAIL (continued)
--------------------------------------------------------------------------------
 (Strike Price is $17.50. Expiration date is 2/21/03.
 Premium received is $15,711.)                              100        ($15,750)
 (Strike Price is $20.00. Expiration date is 2/21/03.
 Premium received is $16,299.)                              200         (15,000)

Helmerich & Payne, Inc.
 (Strike Price is $30.00. Expiration date is 3/21/03.
 Premium received is $37,399.)                              200         (23,500)

Inco, Ltd.
 (Strike Price is $17.50. Expiration date is 1/17/03.
 Premium received is $53,701.)                              300        (111,000)
 (Strike Price is $20.00. Expiration date is 1/17/03.
 Premium received is $4,850.)                                50          (7,125)
 (Strike Price is $17.50. Expiration date is 4/18/03.
 Premium received is $30,699.)                              100         (42,000)
 (Strike Price is $20.00. Expiration date is 4/18/03.
 Premium received is $32,899.)                              200         (46,000)

King Pharmaceuticals, Inc.
 (Strike Price is $15.00. Expiration date is 1/17/03.
 Premium received is $29,867.)                              150         (34,500)
 (Strike Price is $17.50. Expiration date is 2/21/03.
 Premium received is $9,400.)                               100         (11,000)
 (Strike Price is $15.00. Expiration date is 4/18/03.
 Premium received is $26,744.)                              100         (33,000)
 (Strike Price is $20.00. Expiration date is 4/18/03.
 Premium received is $15,750.)                              150          (9,750)

Manor Care, Inc.
 (Strike Price is $20.00. Expiration date is 5/16/03.
 Premium received is $29,549.)                              150         (22,125)

Maytag Corporation
 (Strike Price is $25.00. Expiration date is 4/18/03.
 Premium received is $23,349.)                               50         (23,500)

Newmont Mining Corporation Holding Company
 (Strike Price is $22.50. Expiration date is 1/17/03.
 Premium received is $26,799.)                              150         (99,750)
 (Strike Price is $25.00. Expiration date is 1/17/03.
 Premium received is $102,222.)                             325        (138,125)
 (Strike Price is $27.50. Expiration date is 1/17/03.
 Premium received is $61,598.)                              300         (64,500)
 (Strike Price is $30.00. Expiration date is 2/21/03.
 Premium received is $19,699.)                              100         (17,500)
 (Strike Price is $22.50. Expiration date is 3/21/03.
 Premium received is $12,600.)                               50         (35,250)
 (Strike Price is $30.00. Expiration date is 3/21/03.
 Premium received is $9,850.)                                50         (11,500)

Noble Energy, Inc.
 (Strike Price is $30.00. Expiration date is 2/21/03.
 Premium received is $58,698.)                              100         (77,000)
 (Strike Price is $35.00. Expiration date is 2/21/03.
 Premium received is $34,699.)                              100         (34,500)
 (Strike Price is $40.00. Expiration date is 5/16/03.
 Premium received is $53,248.)                              250         (45,625)

Omnicare, Inc.
 (Strike Price is $22.50. Expiration date is 2/21/03.
 Premium received is $20,199.)                              100         (20,250)


Power Integrations, Inc.
 (Strike Price is $17.50. Expiration date is 1/17/03.
 Premium received is $8,600.)                                50          (4,875)
 (Strike Price is $17.50. Expiration date is 4/18/03.
 Premium received is $17,349.)                               50         (13,500)
 (Strike Price is $20.00. Expiration date is 4/18/03.
 Premium received is $45,399.)                              200         (32,500)

Schering-Plough Corporation
 (Strike Price is $20.00. Expiration date is 1/17/03.
 Premium received is $22,699.)                              100         (23,000)
 (Strike Price is $20.00. Expiration date is 2/21/03.
 Premium received is $30,699.)                              100         (26,750)

Schlumberger, Ltd.
 (Strike Price is $40.00. Expiration date is 1/17/03.
 Premium received is $21,849.)                               50         (13,250)
 (Strike Price is $45.00. Expiration date is 1/17/03.
 Premium received is $49,248.)                              250         (10,000)
 (Strike Price is $40.00. Expiration date is 2/21/03.
 Premium received is $23,349.)                               50         (18,750)
 (Strike Price is $45.00. Expiration date is 2/21/03.
 Premium received is $52,898.)                              200         (25,500)
 (Strike Price is $40.00. Expiration date is 5/16/03.
 Premium received is $30,349.)                               50         (26,750)

Sprint Corporation
 (Strike Price is $15.00. Expiration date is 1/17/03.
 Premium received is $30,299.)                              300         (13,500)
 (Strike Price is $15.00. Expiration date is 2/21/03.
 Premium received is $8,100.)                                50          (5,000)

TECO Energy, Inc.
 (Strike Price is $12.50. Expiration date is 1/17/03.
 Premium received is $20,699.)                              100         (31,000)
 (Strike Price is $15.00. Expiration date is 1/17/03.
 Premium received is $48,213.)                              550         (45,375)
 (Strike Price is $12.50. Expiration date is 2/21/03.
 Premium received is $22,599.)                              200         (63,000)
 (Strike Price is $15.00. Expiration date is 2/21/03.
 Premium received is $45,849.)                              400         (48,000)
 (Strike Price is $12.50. Expiration date is 5/16/03.
 Premium received is $13,600.)                               50         (17,250)
 (Strike Price is $15.00. Expiration date is 5/16/03.
 Premium received is $17,699.)                              100         (17,500)

Transocean Sedco Forex, Inc.
 (Strike Price is $25.00. Expiration date is 1/17/03.
 Premium received is $15,200.)                              100          (3,750)
 (Strike Price is $25.00. Expiration date is 2/21/03.
 Premium received is $19,199.)                              100          (9,500)

Veeco Instruments, Inc.
 (Strike Price is $10.00. Expiration date is 1/17/03.
 Premium received is $16,199.)                              100         (18,250)
 (Strike Price is $12.50. Expiration date is 1/17/03.
 Premium received is $31,899.)                              200          (8,500)
 (Strike Price is $10.00. Expiration date is 4/18/03.
 Premium received is $11,850.)                               50         (15,000)
 (Strike Price is $12.50. Expiration date is 4/18/03.
 Premium received is $38,840.)                              250         (40,625)
                                                       --------     ------------
                                                         10,539     ($1,967,430)
                                                       ========     ============

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                        STRONG SMALL COMPANY VALUE FUND

                                                      Shares or
                                                      Principal         Value
                                                       Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.5%
Banks - Midwest 3.3%
Peoples Bancorp, Inc.                                     4,000       $  102,400
Provident Financial Group, Inc.                           2,700           70,281
UMB Financial Corporation                                 2,200           84,174
                                                                      ----------
                                                                         256,855

Banks - Northeast 1.7%
First Commonwealth Financial Corporation                  6,200           71,300
NBT Bancorp, Inc.                                         3,800           64,866
                                                                      ----------
                                                                         136,166

Building - Cement/Concrete/Aggregate 0.8%
Vulcan Materials Company                                  1,600           60,000

Building Products - Wood 1.0%
Louisiana-Pacific Corporation (b)                         9,500           76,570

Chemicals - Basic 1.2%
Symyx Technologies, Inc. (b)                              7,500           94,425

Chemicals - Fertilizers 1.2%
Agrium, Inc.                                              3,300           37,323
IMC Global, Inc.                                          5,000           53,350
                                                                      ----------
                                                                          90,673

Commercial Services - Advertising 1.8%
Valassis Communications, Inc. (b)                         4,700          138,321

Commercial Services - Miscellaneous 2.2%
CSG Systems International, Inc. (b)                       6,700           91,455
DiamondCluster International, Inc. Class A (b)           25,000           78,500
                                                                      ----------
                                                                         169,955

Computer - Manufacturers 0.5%
Concurrent Computer Corporation (b)                      14,300           41,184

Computer - Services 0.9%
Ciber, Inc. (b)                                          13,000           66,950

Computer Software - Enterprise 2.8%
J.D. Edwards & Company (b)                                5,800           65,424
Lawson Software, Inc. (b)                                15,400           88,550
SeaChange International, Inc. (b)                        11,000           67,650
                                                                      ----------
                                                                         221,624

Computer Software - Medical 0.2%
Eclipsys Corporation (b)                                  2,800           14,980

Electronics - Military Systems 2.7%
Herley Industries, Inc. (b)                              12,200          212,378

Electronics - Miscellaneous Components 0.4%
REMEC, Inc. (b)                                           7,400           28,712

Electronics - Semiconductor Equipment 0.4%
Mykrolis Corporation (b)                                  4,600           33,580

Electronics - Semiconductor Manufacturing 4.8%
Cirrus Logic, Inc. (b)                                   75,000          216,000
Integrated Device Technology, Inc. (b)                    9,600           80,352
Intersil Holding Corporation Class A (b)                  6,000           83,640
                                                                      ----------
                                                                         379,992

Electronics Products - Miscellaneous 1.5%
Applied Films Corporation (b)                             6,100          121,939

Energy - Other 1.2%
Arch Coal, Inc.                                           4,200           90,678

Finance - Equity REIT 4.2%
Apartment Investment & Management Company Class A         1,500           56,220
FelCor Lodging Trust, Inc.                                4,400           50,336
HRPT Properties Trust                                     3,800           31,312
Home Properties of New York, Inc.                         1,000           34,450
Post Properties, Inc.                                     2,500           59,750
The Rouse Company                                         1,000           31,700
Taubman Centers, Inc.                                     2,200           35,706
United Dominion Realty Trust, Inc.                        2,100           34,356
                                                                      ----------
                                                                         333,830

Finance - Investment Management 0.5%
Waddell & Reed Financial, Inc. Class A                    1,900           37,373

Finance - Savings & Loan 2.4%
Citizens First Bancorp, Inc.                              3,800           80,024
First Indiana Corporation                                 5,900          109,209
                                                                      ----------
                                                                         189,233

Food - Flour & Grain 1.9%
Interstate Bakeries Corporation                          10,000          152,500

Food - Miscellaneous Preparation 1.3%
Tasty Baking Company                                     11,500          100,050

Insurance - Life 3.1%
Phoenix Companies, Inc.                                  32,000          243,200

Insurance - Property/Casualty/Title 0.5%
Ohio Casualty Corporation (b)                             3,000           38,850

Internet - Software 0.3%
Retek, Inc. (b)                                           8,600           23,392

Machinery - Construction/Mining 0.7%
Joy Global, Inc. (b)                                      4,800           54,048

Machinery - Farm 1.5%
AGCO Corporation (b)                                      5,200          114,920

Media - Periodicals 1.9%
Gemstar-TV Guide International, Inc. (b)                 46,000          149,500

Medical - Biomedical/Genetics 5.1%
BioMarin Pharmaceutical, Inc. (b)                         9,800           69,090
Guilford Pharmaceuticals, Inc. (b)                        7,000           27,860
ImClone Systems, Inc. (b)                                 6,200           65,850
Molecular Devices Corporation (b)                           300            4,941
Progenics Pharmaceuticals, Inc. (b)                      17,500          116,550
Protein Design Labs, Inc. (b)                             9,900           84,150
XOMA, Ltd. (b)                                            7,900           33,417
                                                                      ----------
                                                                         401,858

Medical - Generic Drugs 1.6%
IVAX Corporation (b)                                     10,700          129,791

Medical - Instruments 1.5%
Bruker AXS, Inc. (b)                                     62,700          121,011

Medical - Outpatient/Home Care 3.3%
Option Care, Inc. (b)                                    33,500          266,660

--------------------------------------------------------------------------------

                                                        Shares or
                                                        Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Medical - Products 0.7%
OraSure Technologies, Inc. (b)                            10,000     $    54,500

Medical/Dental - Services 2.5%
Hooper Holmes, Inc.                                       32,000         196,480

Medical/Dental - Supplies 1.9%
Sola International, Inc. (b)                              11,700         152,100

Oil & Gas - Drilling 0.7%
Pride International, Inc. (b)                              3,700          55,130

Oil & Gas - Field Services 4.5%
Global Industries, Ltd. (b)                               25,000         104,250
Layne Christensen Company (b)                              9,400          77,080
McDermott International, Inc. (b)                         40,000         175,200
                                                                     -----------
                                                                         356,530

Oil & Gas - Machinery/Equipment 1.0%
National - Oilwell, Inc. (b)                               1,700          37,128
Universal Compression Holdings, Inc. (b)                   2,200          42,086
                                                                     -----------
                                                                          79,214

Oil & Gas - Refining/Marketing 2.2%
Frontier Oil Corporation                                   6,400         110,208
Lubrizol Corporation                                       2,000          61,000
                                                                     -----------
                                                                         171,208

Oil & Gas - United States Exploration & Production 1.2%
Nuevo Energy Company (b)                                   8,500          94,350

Pollution Control - Equipment 0.8%
Ionics, Inc. (b)                                           2,900          66,120

Pollution Control - Services 3.0%
Casella Waste Systems, Inc. (b)                           27,000         240,030

Retail - Apparel/Shoe 1.3%
Aeropostale, Inc. (b)                                      6,400          67,648
American Eagle Outfitters, Inc. (b)                        2,300          31,694
                                                                     -----------
                                                                          99,342

Retail - Consumer Electronics 1.9%
Circuit City Stores, Inc.                                 20,000         148,400

Retail - Department Stores 1.2%
Neiman Marcus Group, Inc. Class A (b)                      3,000          91,170

Retail - Restaurants 2.6%
Cosi, Inc. (b)                                            18,000         100,080
Rubio's Restaurants, Inc. (b)                             17,000         105,230
                                                                     -----------
                                                                         205,310

Retail - Super/Mini Markets 2.7%
Wild Oats Markets, Inc. (b)                               20,500         211,560

Retail/Wholesale - Auto Parts 0.6%
The Pep Boys - Manny, Moe & Jack                           3,900          45,240

Shoes & Related Apparel 1.5%
The Stride Rite Corporation                               17,000         121,890

Telecommunications - Equipment 2.5%
Anaren Inc. (b)                                            8,100          71,280
Three-Five Systems, Inc. (b)                              19,700         127,065
                                                                     -----------
                                                                         198,345

Textile - Apparel Manufacturing 3.9%
Nautica Enterprises, Inc. (b)                             12,600         139,986
Russell Corporation                                        9,900         165,726
                                                                     -----------
                                                                         305,712

Transportation - Services 0.7%
Pacer International, Inc. (b)                              4,200          55,860

Transportation - Trucks 0.7%
U.S. Xpress Enterprises, Inc. Class A (b)                  6,500          56,940
--------------------------------------------------------------------------------
Total Common Stocks (Cost $7,899,030)                                  7,596,629
--------------------------------------------------------------------------------
Short-Term Investments (a) 2.8%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds
   $222,412); Collateralized by: United
   States Government & Agency Issues (d)               $ 222,400         222,400
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $222,400)                             222,400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $8,121,430) 99.3%                7,819,029
Other Assets and Liabilities, Net 0.7%                                    52,018
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $ 7,871,047
================================================================================

                          STRONG STRATEGIC VALUE FUND

                                                        Shares or
                                                        Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.5%
Aerospace - Defense 1.9%
General Dynamics Corporation                                 100     $     7,937
Lockheed Martin Corporation                                  100           5,775
Raytheon Company                                             200           6,150
                                                                     -----------
                                                                          19,862

Auto Manufacturers - Domestic 0.9%
Ford Motor Company                                           463           4,306
General Motors Corporation                                   150           5,529
                                                                     -----------
                                                                           9,835

Banks - Midwest 1.0%
Provident Financial Group, Inc.                              400          10,412

Banks - Money Center 6.8%
Bank of America Corporation                                  376          26,158
Citigroup, Inc.                                            1,000          35,190
J.P. Morgan Chase & Company                                  450          10,800
                                                                     -----------
                                                                          72,148

Banks - Southeast 1.6%
Compass Bancshares, Inc.                                     300           9,381
Hibernia Corporation Class A                                 400           7,704
                                                                     -----------
                                                                          17,085

Banks - Super Regional 7.0%
BB&T Corporation                                             161           5,955
Bank One Corporation                                         300          10,965
FleetBoston Financial Corporation                            300           7,290
U.S. Bancorp                                                 900          19,098
Wachovia Corporation                                         400          14,576
Wells Fargo Company                                          351          16,451
                                                                     -----------
                                                                          74,335

Beverages - Soft Drinks 0.4%
The Coca-Cola Company                                        100           4,382

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                    STRONG STRATEGIC VALUE FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Building - Construction Products/Miscellaneous 0.7%
The Stanley Works                                            200       $   6,916

Building Products - Wood 0.6%
Weyerhaeuser Company                                         135           6,643

Chemicals - Basic 0.6%
The Dow Chemical Company                                     230           6,831

Chemicals - Specialty 0.9%
Praxair, Inc.                                                160           9,243

Commercial Services - Miscellaneous 1.6%
ARAMARK Corporation Class B (b)                              700          16,450

Computer - Manufacturers 2.4%
Hewlett-Packard Company                                      600          10,416
International Business Machines Corporation                  199          15,422
                                                                       ---------
                                                                          25,838

Computer - Memory Devices 0.2%
EMC Corporation (b)                                          270           1,658

Computer Software - Enterprise 0.3%
BMC Software, Inc. (b)                                       200           3,422

Cosmetics - Personal Care 0.5%
Kimberly-Clark Corporation                                   100           4,747

Diversified Operations 3.9%
AOL Time Warner, Inc. (b)                                    400           5,240
Agilent Technologies, Inc. (b)                               360           6,466
E.I. Du Pont de Nemours & Company                            200           8,480
Emerson Electric Company                                     200          10,170
Honeywell International, Inc.                                200           4,800
United Technologies Corporation                              100           6,194
                                                                       ---------
                                                                          41,350

Electronics - Military Systems 1.2%
Herley Industries, Inc. (b)                                  700          12,186

Electronics - Semiconductor Manufacturing 0.7%
Intel Corporation                                            200           3,114
Micron Technology, Inc. (b)                                  400           3,896
                                                                       ---------
                                                                           7,010

Energy - Other 1.2%
Arch Coal, Inc.                                              600          12,954

Finance - Equity REIT 2.3%
CarrAmerica Realty Corporation                               300           7,515
Duke Realty Corporation                                      300           7,635
Kimco Realty Corporation                                     300           9,192
                                                                       ---------
                                                                          24,342

Finance - Investment Brokers 2.4%
The Goldman Sachs Group, Inc.                                 70           4,767
Merrill Lynch & Company, Inc.                                300          11,385
Morgan Stanley                                               238           9,501
                                                                       ---------
                                                                          25,653

Finance - Investment Management 1.1%
T. Rowe Price Group, Inc.                                    200           5,456
Waddell & Reed Financial, Inc. Class A                       300           5,901
                                                                       ---------
                                                                          11,357
Finance - Publicly Traded Investment Funds - Equity 2.2%
iShare Trust Russell 1000 Value Index Fund                   500          23,025

Finance - Savings & Loan 1.1%
Washington Mutual, Inc.                                      328          11,326

Financial Services - Miscellaneous 0.7%
American Express Company                                     200           7,070

Food - Meat Products 1.0%
Tyson Foods, Inc. Class A                                    900          10,098

Food - Miscellaneous Preparation 1.3%
General Mills, Inc.                                          300          14,085

Insurance - Brokers 0.4%
Marsh & McLennan Companies, Inc.                             100           4,621

Insurance - Diversified 1.6%
American International Group, Inc.                           300          17,355

Insurance - Life 1.6%
Jefferson-Pilot Corporation                                  200           7,622
Lincoln National Corporation                                 300           9,474
                                                                       ---------
                                                                          17,096

Insurance - Property/Casualty/Title 2.0%
The Allstate Corporation                                     187           6,917
Chubb Corporation                                            100           5,220
Hartford Financial Services Group, Inc.                      100           4,543
Travelers Property and Casualty Corporation Class A (b)       38             557
Travelers Property and Casualty Corporation Class B (b)      299           4,380
                                                                       ---------
                                                                          21,617

Leisure - Hotels & Motels 0.5%
Starwood Hotels & Resorts Worldwide, Inc.                    200           4,748

Leisure - Services 1.0%
Cendant Corporation (b)                                      340           3,563
The Walt Disney Company                                      400           6,524
                                                                       ---------
                                                                          10,087

Machinery - Construction/Mining 0.9%
Caterpillar, Inc.                                            200           9,144

Machinery - Farm 0.6%
AGCO Corporation (b)                                         300           6,630

Media - Cable TV 2.1%
Comcast Corporation Class A (b)                              287           6,765
Comcast Corporation Class A (Non-Voting) (b)                 335           7,568
Liberty Media Corporation Series A (b)                       928           8,296
                                                                       ---------
                                                                          22,629

Media - Newspapers 0.7%
Gannett Company, Inc.                                        100           7,180

Media - Periodicals 0.7%
Readers Digest Association, Inc. Class A                     500           7,550

Media - Radio/TV 1.3%
Clear Channel Communications, Inc. (b)                       100           3,729
Viacom, Inc. Class B (b)                                     235           9,579
                                                                       ---------
                                                                          13,308

--------------------------------------------------------------------------------

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Medical - Ethical Drugs 2.9%
Bristol-Myers Squibb Company                                 280     $     6,482
Merck & Company, Inc.                                        360          20,380
Schering-Plough Corporation                                  150           3,330
                                                                     -----------
                                                                          30,192

Medical - Hospitals 0.4%
HCA, Inc.                                                    100           4,150

Medical - Wholesale Drugs/Sundries 0.5%
McKesson HBOC, Inc.                                          200           5,406

Metal Ores - Miscellaneous 0.3%
Alcoa, Inc.                                                  150           3,417

Metal Products - Fasteners 0.6%
Illinois Tool Works, Inc.                                    100           6,486

Oil & Gas - International Integrated 7.9%
ChevronTexaco Corporation                                    200          13,296
ConocoPhillips                                               305          14,759
Exxon Mobil Corporation                                    1,603          56,009
                                                                     -----------
                                                                          84,064

Oil & Gas - Machinery/Equipment 0.6%
Smith International, Inc. (b)                                200           6,524

Oil & Gas - Refining/Marketing 1.2%
Duke Energy Corporation                                      290           5,667
Sunoco, Inc.                                                 200           6,636
                                                                     -----------
                                                                          12,303

Oil & Gas - United States Exploration & Production 1.4%
Apache Corporation                                            70           3,989
Devon Energy Corporation                                      50           2,295
Occidental Petroleum Corporation                             300           8,535
                                                                     -----------
                                                                          14,819

Paper & Paper Products 0.7%
International Paper Company                                  200           6,994

Pollution Control - Services 0.4%
Waste Management, Inc.                                       200           4,584

Retail - Apparel/Shoe 0.4%
American Eagle Outfitters, Inc. (b)                          300           4,134

Retail - Department Stores 0.9%
Federated Department Stores, Inc. (b)                         80           2,301
May Department Stores Company                                300           6,894
                                                                     -----------
                                                                           9,195

Retail - Drug Stores 0.8%
Duane Reade, Inc. (b)                                        500           8,500

Retail - Restaurants 1.8%
McDonald's Corporation                                     1,200          19,296

Retail - Super/Mini Markets 0.4%
Albertson's, Inc.                                            140           3,116
The Kroger Company (b)                                       100           1,545
                                                                     -----------
                                                                           4,661

Soap & Cleaning Preparations 0.7%
The Procter & Gamble Company                                  90           7,735

Telecommunications - Cellular 0.5%
AT&T Wireless Services, Inc. (b)                             900           5,085

Telecommunications - Equipment 0.3%
Motorola, Inc.                                               400           3,460

Telecommunications - Services 5.8%
AT&T Corporation                                             178           4,647
BellSouth Corporation                                        400          10,348
SBC Communications, Inc.                                     724          19,628
Verizon Communications, Inc.                                 700          27,125
                                                                     -----------
                                                                          61,748

Textile - Apparel Manufacturing 0.7%
Nautica Enterprises, Inc. (b)                                700           7,777

Tobacco 1.4%
Loews Corp - Carolina Group                                  150           3,040
Philip Morris Companies, Inc.                                300          12,159
                                                                     -----------
                                                                          15,199

Transportation - Air Freight 0.5%
FedEx Corporation                                            100           5,422

Transportation - Rail 0.6%
Norfolk Southern Corporation                                 300           5,997

Utility - Electric Power 4.6%
American Electric Power Company, Inc.                        100           2,733
DTE Energy Company                                            51           2,366
Dominion Resources, Inc.                                      80           4,392
Exelon Corporation                                           200          10,554
FPL Group, Inc.                                              130           7,817
Progress Energy, Inc.                                        100           4,335
The Southern Company                                         200           5,678
TECO Energy, Inc.                                            300           4,641
TXU Corporation                                              100           1,868
Wisconsin Energy Corporation                                 190           4,788
                                                                     -----------
                                                                          49,172

Utility - Gas Distribution 0.3%
KeySpan Corporation                                          100           3,524
--------------------------------------------------------------------------------
Total Common Stocks (Cost $1,159,388)                                  1,022,072
--------------------------------------------------------------------------------
Short-Term Investments (a) 3.2%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds $ 33,702);
   Collateralized by: United States Government
   & Agency Issues (d)                                  $  33,700         33,700
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $33,700)                               33,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,193,088) 99.7%                1,055,772
Other Assets and Liabilities, Net 0.3%                                     2,758
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $ 1,058,530
================================================================================

                          STRONG DIVIDEND INCOME FUND

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 97.9%
Aerospace - Defense 1.8%
General Dynamics Corporation                               34,500    $ 2,738,265

Auto Manufacturers - Domestic 0.2%
General Motors Corporation                                 10,000        368,600

SCHEDULES OF INVESTMENTS IN SECURITIES (Continued)             December 31, 2002
--------------------------------------------------------------------------------

                    STRONG DIVIDEND INCOME FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Banks - Money Center 7.9%
Bank of America Corporation                               96,500    $  6,713,505
Citigroup, Inc.                                          149,500       5,260,905
                                                                    ------------
                                                                      11,974,410

Banks - Northeast 1.5%
North Fork Bancorporation, Inc.                           66,000       2,226,840

Banks - Super Regional 6.2%
AmSouth Bancorporation                                   121,000       2,323,200
Bank One Corporation                                     112,500       4,111,875
Wells Fargo Company                                       63,500       2,976,245
                                                                    ------------
                                                                       9,411,320

Beverages - Alcoholic 2.1%
Anheuser-Busch Companies, Inc.                            66,300       3,208,920

Building - Construction Products/Miscellaneous 1.4%
Masco Corporation                                         78,000       1,641,900
The Stanley Works                                         15,000         518,700
                                                                    ------------
                                                                       2,160,600

Chemicals - Basic 1.9%
The Dow Chemical Company                                  99,500       2,955,150

Chemicals - Specialty 0.2%
Ashland, Inc.                                             13,000         370,890

Computer - Graphics 0.5%
Autodesk, Inc.                                            50,000         715,000

Computer - Integrated Systems 0.3%
Diebold, Inc.                                             11,000         453,420

Computer - Local Networks 0.3%
Cisco Systems, Inc. (b)                                   39,200         513,520

Computer - Manufacturers 1.4%
Hewlett-Packard Company                                   96,787       1,680,222
International Business Machines Corporation                5,000         387,500
                                                                    ------------
                                                                       2,067,722

Cosmetics - Personal Care 3.7%
Avon Products, Inc.                                       18,000         969,660
Kimberly-Clark Corporation                                98,500       4,675,795
                                                                    ------------
                                                                       5,645,455

Diversified Operations 4.3%
E.I. Du Pont de Nemours & Company                         68,500       2,904,400
Honeywell International, Inc.                             90,000       2,160,000
United Technologies Corporation                           24,000       1,486,560
                                                                    ------------
                                                                       6,550,960

Finance - Investment Brokers 2.6%
Merrill Lynch & Company, Inc.                             31,000       1,176,450
Morgan Stanley                                            69,000       2,754,480
                                                                    ------------
                                                                       3,930,930

Finance - Mortgage & Related Services 4.0%
Federal National Mortgage Association                     95,000       6,111,350

Finance - Savings & Loan 4.0%
Washington Mutual, Inc.                                  174,000       6,008,220

Financial Services - Miscellaneous 0.9%
American Express Company                                  39,000       1,378,650

Food - Miscellaneous Preparation 1.3%
PepsiCo, Inc.                                             45,500       1,921,010

Insurance - Diversified 1.2%
American International Group, Inc.                        30,500       1,764,425

Insurance - Life 1.4%
MetLife, Inc.                                             76,000       2,055,040

Insurance - Property/Casualty/Title 2.0%
The Allstate Corporation                                  80,000       2,959,200

Media - Cable TV 1.5%
Comcast Corporation Class A (b)                           18,116         426,994
Comcast Corporation Class A (Non-Voting) (b)              83,000       1,874,970
                                                                    ------------
                                                                       2,301,964

Media - Newspapers 1.8%
Gannett Company, Inc.                                     37,700       2,706,860

Medical - Drug/Diversified 2.2%
Johnson & Johnson                                         61,000       3,276,310

Medical - Ethical Drugs 3.8%
Merck & Company, Inc.                                     44,000       2,490,840
Pfizer, Inc.                                             108,500       3,316,845
                                                                    ------------
                                                                       5,807,685

Metal Ores - Miscellaneous 1.0%
Alcoa, Inc.                                               64,000       1,457,920

Metal Products - Fasteners 1.1%
Illinois Tool Works, Inc.                                 26,000       1,686,360

Office - Equipment & Automation 1.2%
Pitney Bowes, Inc.                                        58,000       1,894,280

Oil & Gas - Field Services 0.0%
Halliburton Company                                        2,500          46,775

Oil & Gas - International Integrated 8.8%
BP PLC Sponsored ADR                                      65,400       2,658,510
ConocoPhillips                                            43,860       2,122,386
Exxon Mobil Corporation                                  171,100       5,978,234
Royal Dutch Petroleum Company                             60,100       2,645,602
                                                                    ------------
                                                                      13,404,732

Oil & Gas - International Specialty 1.0%
Kerr McGee Corporation                                    34,200       1,515,060

Oil & Gas - Refining/Marketing 0.8%
ONEOK, Inc.                                               40,000         768,000
Sunoco, Inc.                                              13,200         437,976
                                                                    ------------
                                                                       1,205,976

Oil & Gas - United States Exploration & Production 0.2%
Devon Energy Corporation                                   5,400         247,860

Oil & Gas - United States Integrated 0.3%
Marathon Oil Corporation                                  23,500         500,315

Paper & Paper Products 0.7%
International Paper Company                               28,500         996,645

Retail - Major Discount Chains 0.8%
Costco Wholesale Corporation (b)                          41,500       1,164,490

-------------------------------------------------------------------------------

                    STRONG DIVIDEND INCOME FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Telecommunications - Equipment 1.2%
Nokia Corporation Sponsored ADR                          56,500      $   875,750
Scientific-Atlanta, Inc.                                 86,000        1,019,960
                                                                     -----------
                                                                       1,895,710

Telecommunications - Services 7.6%
AT&T Corporation                                         10,200          266,322
BellSouth Corporation                                    89,500        2,315,365
SBC Communications, Inc.                                234,001        6,343,767
Verizon Communications, Inc.                             68,500        2,654,375
                                                                     -----------
                                                                      11,579,829

Tobacco 1.8%
Philip Morris Companies, Inc.                            67,000        2,715,510

Transportation - Rail 2.2%
Burlington Northern Santa Fe Corporation                 69,600        1,810,296
Union Pacific Corporation                                24,500        1,466,815
                                                                     -----------
                                                                       3,277,111

Utility - Electric Power 7.2%
Ameren Corporation                                        3,500          145,495
Constellation Energy Group, Inc.                         38,000        1,057,160
Dominion Resources, Inc.                                 45,000        2,470,500
Exelon Corporation                                       18,000          949,860
FirstEnergy Corporation                                 173,500        5,720,295
TECO Energy, Inc.                                        38,000          587,860
                                                                     -----------
                                                                      10,931,170

Utility - Gas Distribution 1.6%
Equitable Resources, Inc.                                68,800        2,410,752
--------------------------------------------------------------------------------
Total Common Stocks (Cost $152,207,519)                              148,513,211
--------------------------------------------------------------------------------
Convertible Preferred Stocks 1.3%
Utility - Electric Power
TECO Energy, Inc. 9.50%                                  98,000        1,960,000
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $2,369,424)                   1,960,000
--------------------------------------------------------------------------------
Short-Term Investments (a) 0.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
  Due 1/02/03 (Repurchase proceeds
  $200,014); Collateralized by: United
  States Government & Agency Issues (d)              $  200,000          200,000
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds
   $1,032,557); Collateralized by: United
   States Government & Agency Issues (d)              1,032,500        1,032,500
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,232,500)                         1,232,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $155,809,443)100.0%            151,705,711
Other Assets and Liabilities, Net 0.0%                                    18,073
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $ 151,723,784
================================================================================

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security is held in conjunction with open written option contracts.
(d) See Note 2(J) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                                   (In Thousands, Except Per Share Amounts)

                                                                         Strong      Strong      Strong
                                                                         All Cap     Dow 30      Mid Cap
                                                                          Value       Value    Disciplined
                                                                          Fund        Fund        Fund
                                                                         -------      -------  -----------
Assets:
   Investments in Securities, at Value (Cost of $2,918,$88,365
     and $153,586, respectively)                                        $  2,508   $   82,278    $ 153,688
   Receivable for Securities Sold                                             26        6,130        3,630
   Receivable for Fund Shares Sold                                            --           91          228
   Dividends and Interest Receivable                                           2          131          171
   Other Assets                                                                5           44           20
                                                                        --------   ----------    ---------
   Total Assets                                                            2,541       88,674      157,737

Liabilities:
   Payable for Securities Purchased                                            6           75        1,895
   Written Options, at Value (Premiums Received of $21, $0 and
     $0, respectively)                                                        21           --           --
   Payable for Fund Shares Redeemed                                           --          187          364
   Accrued Operating Expenses and Other Liabilities                            5           52           67
                                                                        --------   ----------    ---------
   Total Liabilities                                                          32          314        2,326
                                                                        --------   ----------    ---------
Net Assets                                                              $  2,509   $   88,360    $ 155,411
                                                                        ========   ==========    =========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                        $  3,176   $  109,957    $ 179,146
   Undistributed Net Investment Income (Loss)                                 --            9           64
   Undistributed Net Realized Gain (Loss)                                   (257)     (15,520)     (23,901)
   Net Unrealized Appreciation (Depreciation)                               (410)      (6,086)         102
                                                                        --------   ----------    ---------
   Net Assets                                                           $  2,509   $   88,360    $ 155,411
                                                                        ========   ==========    =========
Capital Shares Outstanding (Unlimited Number Authorized)                     331        8,538       10,465

Net Asset Value Per Share                                               $   7.58   $    10.35    $   14.85
                                                                        ========   ==========    =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                             (In Thousands, Except Per Share Amounts)

                                                                   Strong      Strong      Strong
                                                                  Multi Cap    Small      Strategic
                                                                    Value      Company      Value
                                                                    Fund     Value Fund     Fund
                                                                    ----     ----------     -----
Assets:
   Investments in Securities, at Value (Cost of $301,663,      $   223,707    $    7,819   $   1,056
   $8,121 and $1,193, respectively)
   Receivable for Securities Sold                                      534            --          --
   Receivable for Fund Shares Sold                                      99            60          --
   Dividends and Interest Receivable                                   269             6           2
   Other Assets                                                         63             1           3
                                                               -----------    ----------   ---------
   Total Assets                                                    224,672         7,886       1,061

Liabilities:
   Payable for Securities Purchased                                  1,892             7          --
   Written Options, at Value (Premiums Received of $2,014,
   $0 and $0, respectively)                                          1,967            --          --
   Payable for Fund Shares Redeemed                                    238            --          --
   Accrued Operating Expenses and Other Liabilities                    313             8           2
                                                               -----------    ----------   ---------
   Total Liabilities                                                 4,410            15           2
                                                               -----------    ----------   ---------
Net Assets                                                     $   220,262    $    7,871   $   1,059
                                                               ===========    ==========   =========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)               $   396,457    $    8,509   $   1,255
   Undistributed Net Investment Income (Loss)                           --            --          --
   Undistributed Net Realized Gain (Loss)                          (98,285)         (336)        (59)
   Net Unrealized Appreciation (Depreciation)                      (77,910)         (302)       (137)
                                                               -----------    ----------   ---------
   Net Assets                                                  $   220,262    $    7,871   $   1,059
                                                               ===========    ==========   =========
Capital Shares Outstanding (Unlimited Number Authorized)             5,488           863         133

Net Asset Value Per Share                                      $     40.13    $     9.12   $    7.99
                                                               ===========    ==========   =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                                      (In Thousands, Except As Noted)

                                                                            Strong Dividend
                                                                              Income Fund
                                                                              -----------
Assets:
   Investments in Securities, at Value (Cost of $ 155,809)                  $     151,706
   Receivable for Securities Sold                                                     134
   Receivable for Fund Shares Sold                                                     65
   Dividends and Interest Receivable                                                  266
   Other Assets                                                                        14
                                                                            -------------
   Total Assets                                                                   152,185

Liabilities:
   Payable for Securities Purchased                                                   153
   Payable for Fund Shares Redeemed                                                   221
   Accrued Operating Expenses and Other Liabilities                                    87
                                                                            -------------
   Total Liabilities                                                                  461
                                                                            -------------
Net Assets                                                                  $     151,724
                                                                            =============
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                            $     171,653
   Undistributed Net Investment Income (Loss)                                          13
   Undistributed Net Realized Gain (Loss)                                         (15,838)
   Net Unrealized Appreciation (Depreciation)                                      (4,104)
                                                                            -------------
   Net Assets                                                               $     151,724
                                                                            =============
Investor Class ($ and shares in full)
   Net Assets                                                               $ 151,165,136
   Capital Shares Outstanding (Unlimited Number Authorized)                    12,757,563

   Net Asset Value Per Share                                                $       11.85
                                                                            =============

Class K ($ and shares in full)
   Net Assets                                                               $     558,648
   Capital Shares Outstanding (Unlimited Number Authorized)                        47,691

   Net Asset Value Per Share                                                $       11.71
                                                                            =============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                                                   (In Thousands)

                                                                                    Strong All Cap  Strong Dow 30   Strong Mid Cap
                                                                                      Value Fund     Value Fund    Disciplined Fund
                                                                                    --------------  -------------  ----------------
                                                                                      (Note 1)
Income:
   Dividends (net of foreign withholding taxes of $1, $0 and $0, respectively)        $    19         $  2,016          $   2,213
   Interest                                                                                 2               97                160
                                                                                      -------         --------          ---------
   Total Income                                                                            21            2,113              2,373

Expenses:
   Investment Advisory Fees                                                                13              538              1,139
   Administrative Fees                                                                      5              294                456
   Custodian Fees                                                                          11               12                 17
   Shareholder Servicing Costs                                                              4              366                521
   Reports to Shareholders                                                                  3               70                 76
   12b-1 Fees                                                                               4               --                 --
   Professional Fees                                                                        7                7                  6
   Federal and State Registration Fees                                                     15               25                 29
   Other                                                                                    1               65                 12
                                                                                      -------         --------          ---------
   Total Expenses before Expense Offsets                                                   63            1,377              2,256
   Expense Offsets (Note 4)                                                               (29)             (40)               (15)
                                                                                      -------         --------          ---------
   Expenses, Net                                                                           34            1,337              2,241
                                                                                      -------         --------          ---------
Net Investment Income (Loss)                                                              (13)             776                132

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                         (297)          (6,865)           (22,740)
     Futures Contracts                                                                     --               --               (191)
     Written Options                                                                       40               --                 --
                                                                                      -------         --------          ---------
     Net Realized Gain (Loss)                                                            (257)          (6,865)           (22,931)
   Net Change in Unrealized Appreciation/Depreciation on Investments                     (410)         (10,850)            (6,024)
                                                                                      -------         --------          ---------
Net Gain (Loss) on Investments                                                           (667)         (17,715)           (28,955)
                                                                                      -------         --------          ---------
Net Increase (Decrease) in Net Assets Resulting from  Operations                      ($  680)        ($16,939)         ($ 28,823)
                                                                                      =======         ========          =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                                                    (In Thousands)

                                                                                                      Strong Small
                                                                                 Strong Multi Cap       Company     Strong Strategic
                                                                                   Value Fund          Value Fund      Value Fund
                                                                                 ----------------     ------------  ----------------
                                                                                                         (Note 1)     (Note 1)
Income:
   Dividends - Unaffiliated Issuers (net of foreign withholding taxes of
     $77, $0 and $0, respectively)                                                 $    3,332            $   42          $   17
   Dividends - Affiliated Issuers                                                          29                --              --
   Interest                                                                               128                 4              --
                                                                                   ----------            ------          ------
   Total Income                                                                         3,489                46              17

Expenses:
   Investment Advisory Fees                                                             2,113                35               5
   Administrative Fees                                                                    705                14               2
   Custodian Fees                                                                          69                 7               3
   Shareholder Servicing Costs                                                          1,332                18               2
   Reports to Shareholders                                                                295                 6               3
   12b-1 Fees                                                                              --                12               2
   Professional Fees                                                                       --                 8               8
   Federal and State Registration Fees                                                     63                19              16
   Other                                                                                   66                 1               1
                                                                                   ----------            ------          ------
   Total Expenses before Expense Offsets                                                4,643               120              42
   Expense Offsets (Note 4)                                                               (60)              (28)            (28)
                                                                                   ----------            ------          ------
   Expenses, Net                                                                        4,583                92              14
                                                                                   ----------            ------          ------
Net Investment Income (Loss)                                                           (1,094)              (46)              3

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                      (48,538)             (333)            (58)
     Futures Contracts                                                                     --                (5)             (1)
     Written Options                                                                    4,969                --              --
                                                                                   ----------            ------          ------
     Net Realized Gain (Loss)                                                         (43,569)             (338)            (59)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                      (32,843)             (302)           (137)
     Written Options                                                                      748                --              --
                                                                                   ----------            ------          ------
     Net Change in Unrealized Appreciation/Depreciation                               (32,095)             (302)           (137)
                                                                                   ----------            ------          ------
Net Gain (Loss) on Investments                                                        (75,664)             (640)           (196)
                                                                                   ----------            ------          ------
Net Increase (Decrease) in Net Assets Resulting from Operations                    ($  76,758)           ($ 686)         ($ 193)
                                                                                   ==========            ======          ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                          (In Thousands)

                                                                          Strong Dividend
                                                                            Income Fund
                                                                          ---------------
Income:
   Dividends (net of foreign withholding taxes of $23)                        $   4,695
   Interest                                                                          99
                                                                              ---------
   Total Income                                                                   4,794

Expenses (Note 4):
   Investment Advisory Fees                                                       1,270
   Administrative Fees                                                              580
   Custodian Fees                                                                    26
   Shareholder Servicing Costs                                                      663
   Reports to Shareholders                                                          152
   Other                                                                             88
                                                                              ---------
   Total Expenses before Expense Offsets                                          2,779
   Expense Offsets                                                                   (8)
                                                                              ---------
   Expenses, Net                                                                  2,771
                                                                              ---------
Net Investment Income (Loss)                                                      2,023

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on Investments                                      (13,941)
   Net Change in Unrealized Appreciation/Depreciation on Investments            (30,589)
                                                                              ---------
Net Gain (Loss) on Investments                                                  (44,530)
                                                                              ---------
Net Increase (Decrease) in Net Assets Resulting from Operations               ($ 42,507)
                                                                              =========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   (In Thousands)

                                                                                  Strong All Cap
                                                                                    Value Fund         Strong Dow 30 Value Fund
                                                                                  --------------     -----------------------------
                                                                                   Period Ended       Year Ended      Year Ended
                                                                                   Dec. 31, 2002     Dec. 31, 2002   Dec. 31, 2001
                                                                                  --------------     -------------   -------------
                                                                                      (Note 1)
Operations:
  Net Investment Income (Loss)                                                      ($     13)         $      776      $      588
  Net Realized Gain (Loss)                                                               (257)             (6,865)         (1,133)
  Net Change in Unrealized Appreciation/Depreciation                                     (410)            (10,850)         (8,823)
                                                                                     --------          ----------      ----------
  Net Increase (Decrease) in Net Assets Resulting from Operations                        (680)            (16,939)         (9,368)
Distributions From Net Investment Income                                                   --                (776)           (579)
Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                 3,189              (1,769)        (41,921)
                                                                                     --------          ----------      ----------
Total Increase (Decrease) in Net Assets                                                 2,509             (19,484)        (51,868)
Net Assets:
  Beginning of Period                                                                      --             107,844         159,712
                                                                                     --------          ----------      ----------
  End of Period                                                                      $  2,509          $   88,360      $  107,844
                                                                                     ========          ==========      ==========
  Undistributed Net Investment Income (Loss)                                         $     --          $        9      $        9

                                                               Strong Mid Cap
                                                              Disciplined Fund                   Strong Multi Cap Value Fund
                                                       -----------------------------   --------------------------------------------
                                                         Year Ended     Year Ended      Year Ended    Period Ended     Year Ended
                                                       Dec. 31, 2002   Dec. 31, 2001   Dec. 31, 2002  Dec. 31, 2001  Sept. 30, 2001
                                                       -------------   -------------   -------------  -------------  --------------
                                                                                                        (Note 1)
Operations:
  Net Investment Income (Loss)                           $      132     ($      116)    ($    1,094)  ($      346)     $      107
  Net Realized Gain (Loss)                                  (22,931)          4,647         (43,569)       (2,497)         43,993
  Net Change in Unrealized
    Appreciation/Depreciation                                (6,024)          4,039         (32,095)       49,485         (86,873)
                                                         ----------      ----------      ----------    ----------      ----------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                               (28,823)          8,570         (76,758)       46,642         (42,773)
Distributions:
  From Net Investment Income                                     --              --              --          (107)             --
  From Net Realized Gains                                    (5,190)            (19)             --            --              --
                                                         ----------      ----------      ----------    ----------      ----------
  Total Distributions                                        (5,190)            (19)             --          (107)             --
Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                               97,012          65,367         (56,429)         (660)        (51,600)
                                                         ----------      ----------      ----------    ----------      ----------
Total Increase (Decrease) in Net Assets                      62,999          73,918        (133,187)       45,875         (94,373)
Net Assets:
  Beginning of Year                                          92,412          18,494         353,449       307,574         401,947
                                                         ----------      ----------      ----------    ----------      ----------
  End of Year                                            $  155,411      $   92,412      $  220,262       353,449      $  307,574
                                                         ==========      ==========      ==========    ==========      ==========
  Undistributed Net Investment Income (Loss)             $       64      $       --      $       --    $       --      $      106

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                 (In Thousands)

                                                                                        Strong Small         Strong
                                                                                          Company           Strategic
                                                                                         Value Fund        Value Fund
                                                                                        -------------     -------------
                                                                                        Period Ended      Period Ended
                                                                                        Dec. 31, 2002     Dec. 31, 2002
                                                                                        -------------     -------------
                                                                                          (Note 1)          (Note 1)
Operations:
  Net Investment Income (Loss)                                                          ($        46)      $         3
  Net Realized Gain (Loss)                                                                      (338)              (59)
  Net Change in Unrealized Appreciation/Depreciation                                            (302)             (137)
                                                                                         -----------       -----------
  Net Increase (Decrease) in Net Assets Resulting from Operations                               (686)             (193)
Distributions From Net Investment Income                                                          --                (3)
Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                        8,557             1,255
                                                                                         -----------       -----------
Total Increase (Decrease) in Net Assets                                                        7,871             1,059
Net Assets:
  Beginning of Period                                                                             --                --
                                                                                         -----------       -----------
  End of Period                                                                          $     7,871       $     1,059
                                                                                         ===========       ===========
  Undistributed Net Investment Income (Loss)                                             $        --       $        --

                                                                                                Strong Dividend
                                                                                                  Income Fund
                                                                                        -------------------------------
                                                                                          Year Ended        Year Ended
                                                                                        Dec. 31, 2002     Dec. 31, 2001
                                                                                        -------------     -------------
Operations:
  Net Investment Income (Loss)                                                           $     2,023       $     5,809
  Net Realized Gain (Loss)                                                                   (13,941)            3,285
  Net Change in Unrealized Appreciation/Depreciation                                         (30,589)          (43,699)
                                                                                         -----------       -----------
  Net Increase (Decrease) in Net Assets Resulting from Operations                            (42,507)          (34,605)
Distributions:
  From Net Investment Income:
    Investor Class                                                                            (2,045)           (5,793)
    Class K                                                                                       (8)               --
  From Net Realized Gains:
    Investor Class                                                                            (3,774)               --
    Class K                                                                                       (2)               --
                                                                                         -----------       -----------
  Total Distributions                                                                         (5,829)           (5,793)
Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                      (34,368)          (23,061)
                                                                                         -----------       -----------
Total Increase (Decrease) in Net Assets                                                      (82,704)          (63,459)
Net Assets:
  Beginning of Year                                                                          234,428           297,887
                                                                                         -----------       -----------
  End of Year                                                                            $   151,724       $   234,428
                                                                                         ===========       ===========
  Undistributed Net Investment Income (Loss)                                             $        13       $        43

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.  Organization

     The accompanying financial statements represent the Strong Value Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong All Cap Value Fund/(1)/ (a series of Strong Equity Funds II, Inc.)
     - Strong Dow 30 Value Fund/(2)/ (a series of Strong Equity Funds, Inc.)
     - Strong Mid Cap Disciplined Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Multi Cap Value Fund/(1)/ (a series of Strong Equity Funds II,
       Inc.)
     - Strong Small Company Value Fund/(1)/ (a series of Strong Equity Funds II, Inc.)
     - Strong Strategic Value Fund/(1)/ (a series of Strong Equity Funds II,
       Inc.)
     - Strong Dividend Income Fund/(1)/ (a series of Strong Conservative Equity Funds, Inc.)

       /(1)/ Diversified Fund
       /(2)/ Non-diversified Fund

     Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Investor Class shares are available to the general public and Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Strong All Cap Value Fund, Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund offer Investor Class shares. Strong Dividend Income Fund offers Investor Class shares and Class K shares. All classes differ principally in their respective shareholder servicing and distribution expenses. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     During 2001, the Board of Directors of Strong Multi Cap Value Fund approved changing the Fund's fiscal year-end from September 30th to December 31st.

     Effective December 31, 2001, Strong Dividend Income Fund implemented a multi-class structure whereby the Fund is authorized to offer two classes of shares: Investor Class and Class K. Shares outstanding prior to December 31, 2001 were designated as Investor Class shares.

     Strong All Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund commenced operations on March 28, 2002.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The Funds held no restricted or illiquid securities at December 31, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund, other than Strong Dividend Income Fund, generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually. Strong Dividend Income Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in

--------------------------------------------------------------------------------
December 31, 2002

          a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in the Deutsche Daily Assets Fund. At December 31, 2002, the Funds had no securities on loan.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

 3.  Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. (the "Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                   Administrative         Administrative
                                                                        Fees -                Fees -
                                                 Advisory Fees     Investor Class            Class K
                                                 -------------    ----------------        ---------------
     Strong All Cap Value Fund*                    0.75%/(1)/           0.30%                   **
     Strong Dow 30 Value Fund                      0.55%                0.30%                   **
     Strong Mid Cap Disciplined Fund               0.75%/(1)/           0.30%                   **
     Strong Multi Cap Value Fund                   0.75%                0.25%                   **
     Strong Small Company Value Fund*              0.75%/(1)/           0.30%                   **
     Strong Strategic Value Fund*                  0.75%/(1)/           0.30%                   **
     Strong Dividend Income Fund                   0.70%/(2)/           0.30%                 0.25%

     * The investment advisory fee and administrative fee rates were in effect for the period April 1, 2002 to December 31, 2002.
     **    Fund does not offer share class.
     /(1)/ The Investment Advisory fees are 0.75% for the first $4 billion,
           0.725% for $4 to $6 billion, and 0.70% thereafter.
     /(2)/ The Investment Advisory fees are 0.70% for the first $4 billion, 0.675% for $4 to $6 billion, and 0.65% thereafter.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees for the Investor Class are paid at a rate of $27.00 for each open shareholder account $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for the Class K shares are paid an annual rate of 0.20% of the average daily net asset value of the class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     W.H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong Dividend Income Fund under a subadvisory agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark. The benchmark is 90% of the performance of the Russell 1000 Value Index. The Fund's advisory fee rate will be adjusted to reflect the increase or decrease in subadvisory fees. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the year ended December 31, 2002, totaled $663,572.

     Strong All Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 act. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of each Fund as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2002, is as follows:

                                                   Payable to/
                                                (Receivable from)
                                                    Advisor or      Shareholder Servicing     Transfer Agency     Unaffiliated
                                                Administrator at      and Other Expenses           Banking         Directors'
                                                  Dec. 31, 2002     Paid to Administrator     Charges/(Credits)       Fees
                                                -----------------   ---------------------     -----------------   ------------
     Strong All Cap Value Fund                      ($     79)          $    3,439                 $   92            $  375
     Strong Dow 30 Value Fund                          35,678              367,584                  2,714             2,164
     Strong Mid Cap Disciplined Fund                   50,261              524,842                  3,453             2,088
     Strong Multi Cap Value Fund                      151,277            1,333,327                  6,799             6,698
     Strong Small Company Value Fund                      778               18,464                    237               375
     Strong Strategic Value Fund                           82                2,098                     36               375
     Strong Dividend Income Fund                       59,728              664,109                  6,003             4,463

     The Advisor owns 15.1% and 37.7% of Strong All Cap Value Fund and Strong Strategic Value Fund, respectively, at December 31, 2002.

 4.  Expense and Expense Offsets
     For the year ended December 31, 2002, the class specific expenses are as follows:

                                       Administrative        Shareholder        Reports to
                                            Fees           Servicing Costs     Shareholders      Other
                                       --------------      ---------------     ------------      -----
     Strong Dividend Income Fund
        Investor Class                     $579,573            $662,151          $150,391       $7,282
        Class K                                 462                 373             1,572          306

     For the year ended December 31, 2002, the expense offsets are as follows:

                                                      Expense Waivers
                                                      and Absorptions         Directed           Earnings
                                                         by Advisor       Brokerage Credits      Credits
                                                      ---------------     -----------------      --------
     Strong All Cap Value Fund (Note 1)                 ($ 27,815)         ($  1,081)           ($    14)
     Strong Dow 30 Value Fund                                  --            (39,194)               (577)
     Strong Mid Cap Disciplined Fund                           --            (12,333)             (2,616)
     Strong Multi Cap Value Fund                               --            (57,079)             (2,441)
     Strong Small Company Value Fund (Note 1)             (26,592)            (1,709)                (57)
     Strong Strategic Value Fund (Note 1)                 (26,033)              (502)             (1,094)
     Strong Dividend Income Fund
        Investor Class                                         --                 --                  --
        Class K                                            (2,123)                --                  --
        Fund Level                                         (5,309)                --                (214)

--------------------------------------------------------------------------------
December 31, 2002

5.  Capital Share Transactions

                                                                  Strong All Cap
                                                                    Value Fund             Strong Dow 30 Value Fund
                                                                  --------------       -------------------------------
                                                                   Period Ended         Year Ended         Year Ended
                                                                   Dec. 31, 2002       Dec. 31, 2002     Dec. 31, 2001
                                                                  --------------       -------------     -------------
                                                                      (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                                         $4,071,980          $ 59,529,755      $ 53,144,205
  Proceeds from Reinvestment of Distributions                               --               730,231           546,713
  Payment for Shares Redeemed                                         (883,023)          (62,029,356)      (95,611,697)
                                                                    ----------          ------------     -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                       $3,188,957         ($  1,769,370)    ($ 41,920,779)
                                                                    ==========          ============     =============

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                                 433,085             5,072,822         4,188,104
  Issued in Reinvestment of Distributions                                   --                70,554            43,493
  Redeemed                                                            (102,039)           (5,274,785)       (7,398,688)
                                                                    ----------          ------------     -------------
  Net Increase (Decrease) in Shares of the Fund                        331,046              (131,409)       (3,167,091)
                                                                    ==========          ============     =============


                                                            Strong Mid Cap Disciplined Fund
                                                           ----------------------------------
                                                              Year Ended        Year Ended
                                                            Dec. 31, 2002      Dec. 31, 2001
                                                           ---------------    ---------------
Capital Share Transactions of
 the Fund Were as Follows:
 Proceeds from Shares Sold                                  $ 237,099,905      $ 100,907,317
 Proceeds from Reinvestment of Distributions                    4,991,790             17,888
 Payment for Shares Redeemed                                 (145,079,680)       (35,557,772)
                                                            -------------      -------------
 Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               $  97,012,015      $  65,367,433
                                                            =============      =============

Transactions in Shares of
 the Fund Were as Follows:
 Sold                                                          13,917,230          6,459,553
 Issued in Reinvestment of Distributions                          332,122              1,062
 Redeemed                                                      (9,089,248)        (2,349,007)
                                                            -------------      -------------
 Net Increase (Decrease) in Shares of the Fund                  5,160,104          4,111,608
                                                            =============      =============

                                                                         Strong Multi Cap Value Fund
                                                               ---------------------------------------------------
                                                                 Year Ended        Period Ended      Year Ended
                                                                Dec. 31, 2002     Dec. 31, 2001    Sept. 30, 2001
                                                               ---------------   ---------------  ----------------
                                                                                      (Note 1)
Capital Share Transactions of
   the Fund Were as Follows:
   Proceeds from Shares Sold                                   $  78,012,616      $ 20,682,407     $ 102,835,747
   Proceeds from Reinvestment of Distributions                            --           103,960                --
   Payment for Shares Redeemed                                  (134,442,144)      (21,446,755)     (154,435,741)
                                                              --------------     -------------    --------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                               ($  56,429,528)    ($    660,388)   ($  51,599,994)
                                                              ==============     =============    ==============
Transactions in Shares of
   the Fund Were as Follows:
   Sold                                                            1,576,267           426,067         1,942,593
   Issued in Reinvestment of Distributions                                --             1,971                --
   Redeemed                                                       (2,807,259)         (438,445)       (2,959,093)
                                                                  ----------          --------        ----------
   Net Increase (Decrease) in Shares of the Fund                  (1,230,992)          (10,407)       (1,016,500)
                                                                  ==========          ========        ==========

                                                                 Strong Small
                                                                    Company          Strong Strategic
                                                                  Value Fund            Value Fund
                                                                 ------------        ----------------
                                                                 Period Ended          Period Ended
                                                                 Dec. 31, 2002        Dec. 31, 2002
                                                                 -------------       ----------------
                                                                   (Note 1)              (Note 1)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                                      $12,489,329          $1,378,800
   Proceeds from Reinvestment of Distributions                             --               1,908
   Payment for Shares Redeemed                                     (3,932,253)           (125,993)
                                                                  -----------          ----------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                   $ 8,557,076          $1,254,715
                                                                  ===========          ==========

Transactions in Shares of Each of
   the Funds Were as Follows:
   Sold                                                             1,293,229             147,078
   Issued in Reinvestment of Distributions                                 --                 239
   Redeemed                                                          (430,385)            (14,771)
                                                                  -----------          ----------
   Net Increase (Decrease) in Shares of the Fund                      862,844             132,546
                                                                  ===========          ==========

--------------------------------------------------------------------------------
December 31, 2002

                                                            Strong Dividend Income Fund
                                                           ------------------------------
                                                             Year Ended      Year Ended
                                                           Dec. 31, 2002    Dec. 31, 2001
                                                           -------------    -------------
Capital Share Transactions of Each Class of
   Shares of the Fund Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                              $ 38,534,864     $  120,747,594
   Proceeds from Reinvestment of Distributions               5,488,214          5,481,260
   Payment for Shares Redeemed                             (78,977,366)      (149,290,018)
                                                          ------------     --------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                            (34,954,288)       (23,061,164)

CLASS K
   Proceeds from Shares Sold                                   583,445                 --
   Proceeds from Reinvestment of Distributions                   4,000                 --
   Payment for Shares Redeemed                                  (1,203)                --
                                                          ------------     --------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                586,242                 --
                                                          -------------    ---------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                             ($34,368,046)   ($   23,061,164)
                                                          ============     ==============
Transactions in Shares of Each Class of
   the Fund Were as Follows:

INVESTOR CLASS
   Sold                                                      2,769,920          7,319,733
   Issued in Reinvestment of Distributions                     382,045            348,266
   Redeemed                                                 (5,825,250)        (9,272,573)
                                                          ------------     --------------
   Net Increase (Decrease) in Shares                        (2,673,285)        (1,604,574)
                                                          ============     ==============
CLASS K
   Sold                                                         47,496                 --
   Issued in Reinvestment of Distributions                         298                 --
   Redeemed                                                       (103)                --
                                                          ------------     --------------
   Net Increase (Decrease) in Shares                            47,691                 --
                                                          ============     ==============

6.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 2002 is as follows:

                                                                                                                  Investment
                                        Balance of         Gross       Gross Sales    Balance of      Value         Income
                                       Shares Held       Purchases         and        Shares Held    Dec. 31,   Jan. 1, 2002 -
                                       Jan. 1, 2002    and Additions   Reductions    Dec. 31, 2002     2002     Dec. 31, 2002
                                       ------------    -------------   ----------    -------------   --------   -------------
     Strong Multi Cap Value Fund
     ---------------------------
     Strong Heritage Money Fund -
          Institutional Class               --          10,000,000    (10,000,000)         --           $--        $29,292

7.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% (except Strong Multi Cap Value Fund, which is limited to of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds, except for Strong Small Company Value Fund, had minimal borrowings under the LOC during the year. During the period ended December 31, 2002, the Strong Small Company Value Fund had an outstanding average daily balance of $6,835 under the LOC. The maximum amount outstanding during the period was $300,000. Interest expense amounted to $125 for the period ended December 31, 2002. At December 31, 2002, there were no borrowings by the Funds outstanding under the LOC.

8.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2002, are as follows:

                                                Purchases          Sales
                                            ---------------   -------------

     Strong All Cap Value Fund*             $     5,508,128   $   2,301,161
     Strong Dow 30 Value Fund                    99,224,615     100,696,593
     Strong Mid Cap Disciplined Fund            696,364,862     605,570,767
     Strong Multi Cap Value Fund                182,836,103     212,962,999
     Strong Small Company Value Fund*            19,870,240      11,638,631
     Strong Strategic Value Fund*                 1,718,051         500,718
     Strong Dividend Income Fund                213,547,197     217,837,203

     * For the period April 1 to December 31, 2002.

     There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2002.

9.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of December 31, 2002:

                                                                                        Net Unrealized
                                                              Gross         Gross        Appreciation/  Distributable  Distributable
                                              Cost of       Unrealized   Unrealized     (Depreciation)     Ordinary      Long-Term
                                            Investments   Appreciation  (Depreciation)  on Investments      Income     Capital Gains
                                            -----------   ------------  --------------  --------------  -------------  -------------
     Strong All Cap Value Fund            $    3,009,068   $   36,696  ($    537,671)    ($  500,975)      $     --         $--
     Strong Dow 30 Value Fund                 94,834,220    5,813,085    (18,368,910)    (12,555,825)         9,554          --
     Strong Mid Cap Disciplined Fund         154,941,352    4,749,601     (6,002,815)     (1,253,214)        64,131          --
     Strong Multi Cap Value Fund             312,962,802    4,119,756    (93,375,700)    (89,255,944)            --          --
     Strong Small Company Value Fund           8,126,474      520,606       (828,051)       (307,445)            --          --
     Strong Strategic Value Fund               1,195,531       18,607       (158,366)       (139,759)           147          --
     Strong Dividend Income Fund             159,406,311    6,640,217    (14,340,817)     (7,700,600)        13,269          --

--------------------------------------------------------------------------------
December 31, 2002

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the years ended December 31, 2002 and 2001, and capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                            2002 Income Tax Information               2001 Income Tax Information
                                                            ---------------------------               ---------------------------
                                           Ordinary       Long-Term      Net Capital                  Ordinary         Long-Term
                                            Income      Capital Gains       Loss      Post-October     Income        Capital Gains
                                         Distributions  Distributions    Carryovers      Losses     Distributions    Distributions
                                         -------------  -------------    ----------   ------------  -------------    -------------
     Strong All Cap Value Fund           $         --    $       --      $   153,782  $    12,020    $       --          $--
     Strong Dow 30 Value Fund                 775,543            --        8,788,513      261,697       578,807           --
     Strong Mid Cap Disciplined Fund        4,963,039       226,902       22,141,013      348,056        18,898           --
     Strong Multi Cap Value Fund                   --            --       63,598,979   23,306,708       106,629           --
     Strong Small Company Value Fund               --            --          330,648           --            --           --
     Strong Strategic Value Fund                3,114            --           52,059        4,514            --           --
     Strong Dividend Income Fund            2,052,286     3,775,834       10,126,939    2,085,086     5,792,865           --

     For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, are as follows (unaudited): Strong All Cap Value Fund 0.0%, Strong Dow 30 Fund 100.0%, Strong Mid Cap Disciplined Fund 0.0%, Strong Multi Cap Value Fund 0.0%, Strong Small Company Value Fund 0.0%, Strong Strategic Value Fund 100.0% and Strong Dividend Income Fund 100.0%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                     Dec. 31,
Selected Per-Share Data/(a)/                                         2002/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                        (0.04)
   Net Realized and Unrealized Gains (Losses) on Investments           (2.38)
--------------------------------------------------------------------------------
   Total from Investment Operations                                    (2.42)

Less Distributions:
   From Net Investment Income                                             --
--------------------------------------------------------------------------------
   Total Distributions                                                    --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   7.58
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                        -24.2%
   Net Assets, End of Period (In Millions)                          $      3
   Ratio of Expenses to Average Net Assets before Expense Offsets        3.6%*
   Ratio of Expenses to Average Net Assets                               1.9%*
   Ratio of Net Investment Income (Loss) to Average Net Assets          (0.7%)*
   Portfolio Turnover Rate                                             107.7%

STRONG DOW 30 VALUE FUND
--------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                     -----------------------------------------------------------
                                                                      Dec. 31,    Dec. 31,   Dec. 31,     Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                            2002        2001       2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $   12.44    $  13.49   $   14.22    $ 11.43    $  10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                           0.09        0.07        0.06       0.05        0.18
   Net Realized and Unrealized Gains (Losses) on Investments             (2.09)      (1.05)      (0.73)      2.79        1.43
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (2.00)      (0.98)      (0.67)      2.84        1.61

Less Distributions:
   From Net Investment Income                                            (0.09)      (0.07)      (0.06)     (0.05)      (0.18)
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   (0.09)      (0.07)      (0.06)     (0.05)      (0.18)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $  10.35    $  12.44   $   13.49    $ 14.22    $  11.43
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                          -16.1%       -7.3%       -4.8%     +24.9%      +16.1%
   Net Assets, End of Period (In Millions)                            $     88    $    108   $     160    $   114    $     28
   Ratio of Expenses to Average Net Assets before Expense Offsets          1.4%        1.3%        1.2%       1.1%        2.0%
   Ratio of Expenses to Average Net Assets                                 1.4%        1.3%        1.2%       1.1%        0.1%
   Ratio of Net Investment Income (Loss) to Average Net Assets             0.8%        0.5%        0.5%       0.6%        2.1%
   Portfolio Turnover Rate                                               109.4%      110.6%       87.1%      64.8%       45.7%

  * Calculated on an annualized basis
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period April 1, 2002 (inception) to December 31, 2002 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

                                                                                 Year Ended
                                                                ------------------------------------------------
                                                                Dec. 31,    Dec. 31,      Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                      2002        2001         2000          1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $  17.42    $  15.50      $ 13.52      $ 10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                     0.01       (0.02)       (0.00)(b)    (0.10)
   Net Realized and Unrealized Gains (Losses) on Investments       (2.06)       1.94         3.00         3.62
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                (2.05)       1.92         3.00         3.52

Less Distributions:
   From Net Investment Income                                         --          --        (0.06)          --
   From Net Realized Gains                                         (0.52)      (0.00)(b)    (0.96)          --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.52)      (0.00)(b)    (1.02)          --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $  14.85    $  17.42      $ 15.50      $ 13.52
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
   Total Return                                                    -11.8%      +12.4%       +22.8%       +35.2%
   Net Assets, End of Period (In Millions)                      $    155    $     92      $    18      $     6
   Ratio of Expenses to Average Net Assets before Expense            1.5%        1.5%         1.9%         2.0%
   Offsets
   Ratio of Expenses to Average Net Assets                           1.5%        1.5%         1.9%         2.0%
   Ratio of Net Investment Income (Loss) to Average Net              0.1%       (0.2%)       (0.1%)       (0.9%)
   Assets
   Portfolio Turnover Rate                                         430.7%      647.6%       300.6%       245.7%

STRONG MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                         ---------------------------------------------------------------------------
                                                         Dec. 31,   Dec. 31,   Sept. 30,      Sept. 30,        Sept. 30,  Sept. 30,
Selected Per-Share Data/(a)/                               2002    2001/(c)/   2001/(d)/        2000              1999      1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $ 52.60    $ 45.71    $ 51.89         $46.10           $49.85    $ 67.29

Income From Investment Operations:
  Net Investment Income (Loss)                             (0.20)     (0.05)      0.02          (0.00)/(b)(e)/    0.44       0.40
  Net Realized and Unrealized Gains (Losses) on
    Investments                                           (12.27)      6.96      (6.20)          6.29            (3.83)    (15.81)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        (12.47)      6.91      (6.18)          6.29            (3.39)    (15.41)

Less Distributions:
  From Net Investment Income                                  --      (0.02)        --          (0.50)           (0.36)     (0.59)
  From Net Realized Gains                                     --         --         --             --               --      (1.44)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --      (0.02)        --          (0.50)           (0.36)     (2.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $ 40.13    $ 52.60    $ 45.71         $51.89           $46.10    $ 49.85
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                             -23.7%     +15.1%     -11.9%         +13.7%            -6.9%     -23.5%
  Net Assets, End of Period (In Millions)                $   220    $   353    $   308         $  402           $  659    $ 1,428
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                          1.6%       1.5%*      1.6%           1.5%             1.4%       1.2%
  Ratio of Expenses to Average Net Assets                    1.6%       1.5%*      1.6%           1.5%             1.4%       1.2%
  Ratio of Net Investment Income (Loss) to Average Net
    Assets                                                  (0.4%)     (0.1%)*    (0.0%)/(b)/    (0.0%)(b)         0.6%       0.7%
  Portfolio Turnover Rate                                   65.8%      18.1%      58.1%          52.2%            67.1%      39.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Amount calculated is less than $0.005 or 0.05%.
(c) In 2001, the Fund changed its fiscal year-end from September to December.
(d) Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.
(e) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

                                                                  Period Ended
                                                                  ------------
                                                                    Dec. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                      (0.05)
   Net Realized and Unrealized Gains (Losses) on Investments         (0.83)
--------------------------------------------------------------------------------
   Total from Investment Operations                                  (0.88)

Less Distributions:
   From Net Investment Income                                           --
--------------------------------------------------------------------------------
   Total Distributions                                                  --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $  9.12
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                       -8.8%
   Net Assets, End of Period (In Millions)                         $     8
   Ratio of Expenses to Average Net Assets before Expense Offsets      2.6%*
   Ratio of Expenses to Average Net Assets                             2.0%*
   Ratio of Net Investment Income (Loss) to Average Net Assets        (1.0%)*
   Portfolio Turnover Rate                                           200.5%

STRONG STRATEGIC VALUE FUND
-----------------------------------------------------------------------------

                                                                  Period Ended
                                                                  ------------
                                                                    Dec. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                       0.02
   Net Realized and Unrealized Gains (Losses) on Investments         (2.01)
------------------------------------------------------------------------------
   Total from Investment Operations                                  (1.99)

Less Distributions:
   From Net Investment Income                                        (0.02)
------------------------------------------------------------------------------
   Total Distributions                                               (0.02)
------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $  7.99
===============================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------
   Total Return                                                      -19.9%
   Net Assets, End of Period (In Millions)                         $     1
   Ratio of Expenses to Average Net Assets before Expense Offsets      5.9%*
   Ratio of Expenses to Average Net Assets                             1.9%*
   Ratio of Net Investment Income (Loss) to Average Net Assets         0.5%*
   Portfolio Turnover Rate                                            56.9%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period April 1, 2002 (inception) to December 31, 2002 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG DIVIDEND INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                   ----------------------------------------------------------------
                                                                     Dec. 31,  Dec. 31,   Dec. 31,   Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                          2002       2001    2000/(b)/     2000       1999      1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $  15.19   $  17.49   $  17.31    $  17.18   $ 16.31   $ 13.97

Income From Investment Operations:
   Net Investment Income (Loss)                                        0.15       0.35       0.07        0.37      0.37      0.35
   Net Realized and Unrealized Gains (Losses) on Investments          (3.09)     (2.30)      1.01        1.88      1.52      3.12
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   (2.94)     (1.95)      1.08        2.25      1.89      3.47

Less Distributions:
   From Net Investment Income                                         (0.15)     (0.35)     (0.08)      (0.36)    (0.41)    (0.37)
   From Net Realized Gains                                            (0.25)        --      (0.82)      (1.76)    (0.61)    (0.76)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.40)     (0.35)     (0.90)      (2.12)    (1.02)    (1.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $  11.85   $  15.19   $  17.49    $  17.31   $ 17.18   $ 16.31
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                       -19.8%     -11.2%      +6.6%      +15.4%    +11.8%    +25.7%
   Net Assets, End of Period (In Millions)                         $    151   $    234    $   298    $    260   $   245   $   214
   Ratio of Expenses to Average Net Assets before Expense Offsets       1.4%       1.1%       1.0%*       1.0%      1.0%      1.0%
   Ratio of Expenses to Average Net Assets                              1.4%       1.1%       1.0%*       1.0%      1.0%      1.0%
   Ratio of Net Investment Income (Loss) to Average Net Assets          1.0%       2.1%       2.5%*       2.3%      2.2%      2.4%
   Portfolio Turnover Rate/(c)/                                       114.1%      76.9%       7.0%      106.8%     74.9%     69.0%

STRONG DIVIDEND INCOME FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   ------------
                                                                      Dec. 31,
Selected Per-Share Data/(a)/                                         2002/(d)/
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   15.19

Income From Investment Operations:
   Net Investment Income (Loss)                                         0.25
   Net Realized and Unrealized Gains (Losses) on Investments           (3.13)
-------------------------------------------------------------------------------
   Total from Investment Operations                                    (2.88)

Less Distributions:
   From Net Investment Income                                          (0.35)
   From Net Realized Gains                                             (0.25)
-------------------------------------------------------------------------------
   Total Distributions                                                 (0.60)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   11.71
===============================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------
   Total Return                                                        -19.4%
   Net Assets, End of Period (In Millions)                         $       1
   Ratio of Expenses to Average Net Assets before Expense Offsets        2.1%*
   Ratio of Expenses to Average Net Assets                               1.0%*
   Ratio of Net Investment Income (Loss) to Average Net Assets           1.6%*
   Portfolio Turnover Rate/(c)/                                        114.1%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from October to December.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period January 1, 2002 (inception) to December 31, 2002 (Note 1).

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong All Cap Value Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Strategic Value Fund (four series constituting Strong Equity Funds II, Inc.), Strong Dow 30 Value Fund and Strong Mid Cap Disciplined Fund (two of the series of Strong Equity Funds, Inc.) and Strong Dividend Income Fund (a series of Strong Conservative Equity Funds, Inc.) (all seven collectively constituting Strong Value Funds, hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and Chairman of the Board of the Strong Funds since October 1991.
  Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.
  Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
  Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
  Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
  Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
  Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
  Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
  Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
  Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
  Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
  Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

  Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

  The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
    Richard S. Strong
    Willie D. Davis
    Gordon B. Greer
    Stanley Kritzik
    Neal Malicky
    William F. Vogt

Officers
    Richard S. Strong, Chairman of the Board
    Thomas M. Zoeller, Vice President
    Richard W. Smirl, Vice President and Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Gilbert L. Southwell III, Assistant Secretary
    John W. Widmer, Treasurer

Investment Advisor
    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
    Strong Investor Services, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

The text found on pages 12 and 13 in The Strong Value Funds Annual Report dated December 31, 2002, is replaced with the following pages. Please keep these pages with your Annual Report.

                                                                      The Strong

                                                                           Value

                                                                           Funds

                                                                   [STRONG LOGO]

Strong Strategic Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Strategic Value Fund seeks capital growth. The Fund invests, under normal conditions, primarily in stocks of companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund may invest in stocks of any size. The manager engages in in-depth, first-hand research to identify companies that are undervalued or have growth potential (e.g., expected sales or earnings growth) that is not currently reflected in the companies' stock price. In determining that a company's growth potential is not currently reflected in its stock price, the manager compares internal research to published, independent industry reports regarding the expected growth of the company. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+
                            From 3-28-02 to 12-31-02

                              [CHART APPEARS HERE]

              The Strong Strategic          S&P                Lipper Multi-Cap
                  Value Fund           500(R) Index*          Value Funds Index*
 Apr 02           $9,560                  $9,394                    $9,706
 May 02           $9,550                  $9,325                    $9,697
 Jun 02           $9,080                  $8,661                    $8,955
 Jul 02           $8,270                  $7,986                    $8,211
 Aug 02           $8,330                  $8,038                    $8,342
 Sep 02           $7,420                  $7,166                    $7,438
 Oct 02           $7,980                  $7,796                    $7,836
 Nov 02           $8,430                  $8,254                    $8,419
 Dec 02           $8,014                  $7,769                    $8,048

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500(R) Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Total Return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During 2002, value stocks performed substantially better than growth stocks. However, all categories delivered negative returns. Thanks to our valuation discipline and our focus on selecting companies with strong balance sheets, we were able to outperform our broad-based benchmark, the S&P 500(R) Index.

Multiple challenges facing the stock market

The S&P 500 continued its downward trend in 2002, posting a loss for the third consecutive year. This is the first time the S&P has declined for three years in a row since 1939-41. The markets began the year with modest strength buoyed by optimism that the economy had strengthened after the tragic terrorist attacks on America. However, it quickly became apparent that the economic recovery would not be as robust as many had predicted. The result was an exceptionally strong sell-off that saw the S&P 500 fall by more than 30% from its March high to its July low. The market rallied in August, but retested its lows again in October. Although the S&P was able to make a nice move off its October lows, the index still finished the year well below its starting value.

The year was also marked by corporate scandal. As allegations of fraud were repeatedly leveled at many high-profile companies, several large companies burdened by excessive debt were forced into bankruptcy. With negative stories taking the headlines, many Americans began to lose faith in corporate America --and equity investing. We believe it's essential to remember, however, that despite the deplorable actions of a few executives, the vast majority of corporate America is honest.

Company selection benefited returns

The Fund's performance was enhanced by our selection of strong stocks in the financial and industrial sectors. At the other end of the spectrum, however, holdings within the consumer discretionary and technology areas contributed negatively to returns. We generally attempt to keep the Fund's weightings in market sectors within tight bands. That said, modest underweightings in utilities and technology stocks, coupled with slight overweightings in industrials and materials, had positive impact on the Fund's returns.

In selecting stocks for the Fund, we continue to seek out companies with solid assets, manageable debt levels, and credible management teams -- and try to buy these companies at attractive prices by identifying them when they are temporarily out of favor in the market.

Expectations for 2003

Among the greatest factors driving a stock's price are changes in expectations regarding both the company's future earnings, and the stock's valuation levels. In 2003, we believe these expectations will be most influenced by our country's ability to contain the risk in the Middle East. Should the U.S. successfully disarm Iraq and effect a regime change (peacefully or not), investor confidence and expectations are likely to increase -- along with stock prices. If, however, we are less successful on the geopolitical front, the stock market is more likely to continue to languish in 2003.

The S&P 500 has only posted four straight years of decline once -- and that came in the early years of the

Great Depression, from 1929-32. While the rareness of this historical pattern does not guarantee positive returns in 2003, we believe it's important to remember that historically, the markets have moved in cycles of gains and losses. In any event, we recognize that volatile markets can present investors with opportunities to buy good companies at attractive prices. Our aim is to continue to work to capitalize on such opportunities as they emerge.

We thank you for your investment in the Strong Strategic Value Fund.

Robert J. Costomiris
Portfolio Manager

Total Return/1/

As of 12-31-02

----------------------------------------------
       Since Fund Inception        -19.86%
       (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

    From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

This supplement does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. SM32170 03-03





Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

[STRONG LOGO]

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30266 03-03

Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

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                                                                AVLU/WH2001 1202